UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22406

Mirae Asset Discovery Funds
(Exact name of registrant as specified in charter)

625 Madison Avenue, 3rd floor New York, NY	10022
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Ste. 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:   (212) 205-8300

Date of fiscal year end:   April 30

Date of reporting period:   April 30, 2017

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds

i

Shareholder Letter (unaudited)	April 30, 2017

Dear Shareholder,

For the Funds' fiscal year ended April 30, 2017 global financial markets closed markedly higher after a strong 12 months.  Most stock markets around the world rebounded after a difficult prior year.  Global equities, as measured by the MSCI All Country World Index, registered a total return of 15.77% for the year. Developed market equities, as represented by the MSCI World Index, returned 15.30%, while emerging market stocks, as represented by the MSCI Emerging Markets Index, posted a healthy 19.58% return for investors. By comparison, the S&P 500 Index produced a total return of 17.92%.

The 12-month period saw several defining events in financial markets including the continuation of U.S. monetary policy normalization by the U.S. Federal Reserve, a divisive and pivotal U.S. election, Brexit, fears of growing populism across Europe, and healthy economic figures amidst a tightening movement in China. Investors were also focused on rebounding commodity prices, geopolitical tensions in the Middle East, economic reforms in Latin America, and political headlines in Brazil, South Africa, and Turkey.

At the outset of the fiscal year, global markets were largely uncertain around the Brexit vote in June and the U.S. Presidential election into the summer and fall. The language around U.S. President Trump’s campaign focused on lower taxes, infrastructure spending, and protectionism. This inflationary language brought a spike in U.S. bond yields and a strengthening U.S. dollar (USD), which came in-tandem with the continuation of the U.S. Federal Reserve’s rate hiking program. Historically, higher interest rates and a strong USD have translated into a “risk off” environment, explaining the short term correction seen outside of the U.S., but global investors soon accepted the strengthening USD and higher rates as a return to normalized U.S. monetary policy and an end to the global financial crisis.

It was not until after the post-U.S. election pullback that global markets regained their footing based on expectations for lower taxes and increased investment out of the U.S., OPEC’s* shift to production cuts, and healthy export numbers out of China. Investors also rewarded the market as the populist movement began to lose momentum across Europe, marked by elections in Holland and Austria along with first round numbers in the French presidential elections. European markets were also buoyed by creditors making progress towards a bailout agreement in Greece.

The rebound in commodity prices was also a significant driver of global markets last year. Oil and iron ore prices were each up around 12% and 16%, respectively. In oil, a global supply glut led to an OPEC decision to cut production for the first six months of 2017. In terms of metals, China implemented supply side reforms with the government focusing on limiting inefficient production. Labor disruptions across the globe also had an impact on production. On the demand side, the market grew optimistic about positive economic numbers out of China along with prospects for infrastructure investment in the U.S. Global political trends towards protectionism also led the market to believe that growth could be driven more by domestic resources and fiscal spending, implying increased demand for raw materials.

China was able to walk a tight rope by tightening its economy in a backdrop of an improved external demand environment. In the last twelve months, China increased its interbank rate and reduced the pace of fiscal spending. The market continued to grow as a result of an improved demand environment from both developed and emerging markets. Export growth from China showed a strong recovery and private investments increased. It appears to us that this environment allowed policy makers to wane stimulus efforts, making investors believe that the country is effectively implementing a soft landing.

Along with the headlines in the U.S., China, Britain, and France, as mentioned above, we saw various other notable stories across other governments as well. In Turkey, after a failed military coup against President Erdogan, the President received approval via referendum to create an executive presidency. South African markets saw volatility amidst President Zuma’s meddling with the seat of the Finance Minister, which led to unrest across the country and laid seeds for potential challenges to the ruling party, the African National Congress. In Brazil, after the impeachment of President Dilma, former Vice President Temer took the executive position with a strong focus on balancing the country’s fiscal budget.

Many of the macroeconomic factors that dominated financial markets during the fiscal year ended April 30, 2017 continue to command the market's attention.  Whether it be the direction of commodity prices, U.S. interest rates, the USD, leading central bank policies, China's economy, or overall global growth, the market has experienced a strong rebound and we believe should continue to look at these drivers as a base for future performance.

Amid a backdrop where macro factors can prove erratic, we are encouraged by the investment opportunities offered by structural trends that we believe can flourish in various environments. One such trend is the broad-scale consumption resulting from an expanding emerging market middle class.  We firmly believe that the most effective way to invest in these durable, structural trends is to take a long-term and active investment approach.

As emerging market experts with roots in Asia and teams across the globe, Mirae Asset Global Investments pursues excellence in investment management to help our clients achieve their long-term objectives.  This past fiscal year marked the sixth anniversary of our Emerging Markets and Asia equity mutual funds, as well as the fifth anniversary of our global fixed income mutual fund, in the Mirae Asset Discovery Funds series.  We remain encouraged by the earnings prospects of companies operating in the emerging markets, and hope that you share our enthusiasm for the future.  We appreciate your business and remain committed to the financial success of our clients and shareholders.

Best regards,

Peter Lee, Ph.D., CFA

Chief Executive Officer

Mirae Asset Discovery Funds

* OPEC = Organization of the Petroleum Exporting Countries

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

ii

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2017

Emerging Markets Fund

Manager Commentary

The Emerging Markets Fund (the “Fund”) – Class I Shares outperformed the Fund's benchmark, the MSCI Emerging Markets Index, for the period May 1, 2016 through April 30, 2017. The Fund gained 22.05% whereas the benchmark returned 19.58%.

On a sector basis, Industrials and Energy were leading contributors to the Fund's outperformance during the fiscal period mainly due to stock selection. Health Care was the largest detractor due to allocation effects. With regards to country exposure, Brazil, Russia and China were top contributors to relative performance mainly due to stock selection. Stock selection in South Korea, however, had the biggest negative impact. On a stock level, the top contributors were KAZ Minerals, Galaxy Entertainment Group and Banco do Brasil and the biggest detractors were Amorepacific Corp., Korea Electric Power and Samsung Electronics.

We believe that the past twelve months should be marked as a significant turning point for emerging market (EM) equities. After years of weak performance, EM saw significant inflows driven by a predictable normalization of U.S. monetary policy, a supply and demand driven rebound in commodity prices, and both political and economic reform stories across our markets.

The U.S. presidential election dominated headlines for most of the past year. The rhetoric around President Trump’s campaign centered around lower taxes, increased infrastructure spending, job on-shoring, and challenging the status quo of global trade. These four pillars drove expectations for inflation and Trump’s election brought a spike in U.S. bond yields and a strengthening U.S. dollar (USD). This was also in-tandem with the continuation of the U.S. Federal Reserve’s rate hiking program. Historically, higher rates and a strong USD translate into a “risk off” environment which is negative for EM assets. This time, however, was different, as the strengthening USD and higher rates did not symbolize a “risk off” flight to quality, but more of an end to the global financial crisis and the normalization of monetary policy. EM equities took a brief pause, and then continued their strong rally late last year and through the beginning of 2017.

The rebound in commodity prices was also a significant driver of the EM asset class last year. Oil, iron ore, and copper prices were each up ~12%, ~16%, and ~8.5% respectively. The rise was fairly broad based and driven by both supply and demand side dynamics. In oil, low prices led to a significant cutback in investment plans by non-OPEC* majors and also led OPEC to shift its strategy back to targeting overall production levels, rather than market share targets. In metals, broadly speaking, Chinese reforms were the main supply-side force, as authorities worked on reducing inefficient, unprofitable, and high polluting production. Labor disruptions across the globe also had impacts on production. On the demand side, the market has grown optimistic about both prospects of infrastructure investment in the U.S., and continued fiscal stimulus in China. Global politics have also displayed a trend towards protectionism, which has led the market to believe that growth could be driven more by domestic resources and fiscal spending, which in our view generally bodes well for demand of commodities.

EM has also benefitted from significant political and economic reform stories. In Brazil, the impeachment of President Dilma led to a new face of politics, which has been focused on reducing corruption and balancing the country’s budget. South Africa experienced a tremendous amount of political volatility and some are seeing a cause for optimism around the disenfranchised population speaking out against the ruling party and laying foundations for political change. Between low oil prices and sanctions, we believe that Russia has handled its economy in a responsible manner, which is now translating into a period of monetary easing and a return to growth. We’ve also seen newly elected leadership in Peru enact market-friendly policies, which to us should bode well for its economy. Though delayed, Mexico has continued to push through its energy reform program, which we believe is vital for the health of the country. Mexico is now walking into trade negotiations with the U.S., which appear to be less hostile than initially expected.

Looking forward, we see a favorable combination of attractive valuations, improving growth potential, and positive reform stories in EM. We are optimistic on EM, but believe that a selective and active strategy is essential for responsibly navigating the asset class.

* OPEC = Organization of the Petroleum Exporting Countries

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2017

Emerging Markets Fund

INVESTMENT OBJECTIVE

The Emerging Markets Fund (“the Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/17)

	Average Annual Total Returns
	One Year	Five Year	Since Inception	Expense Ratios[a]
			(9/24/10)	Gross	Net
Class A (MALGX)	21.76%	2.93%	1.89%	6.15%	1.50%
Class A (with sales charge)[b]	14.77%	1.71%	0.98%	6.15%	1.50%
Class C (MCLGX)	20.85%	2.14%	1.11%	6.30%	2.25%
Class C (with sales charge)[c]	19.85%	2.14%	1.11%	6.30%	2.25%
Class I (MILGX)	22.05%	3.16%	2.14%	3.59%	1.25%
MSCI Emerging Markets Index [d]	19.58%	1.85%	1.58%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Emerging Markets Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 26, 2016, as revised February 13, 2017. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2017, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2017 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2017

Asia Fund

Manager Commentary

The Asia Fund (the “Fund”) – Class I Shares underperformed the Fund's benchmark, the MSCI AC Asia ex-Japan Index, for the period May 1, 2016 through April 30, 2017. The Fund posted a return of 17.12% whereas the benchmark closed up 21.46%.

On a sector basis, Energy and Consumer Discretionary were the leading contributors to the Fund's relative performance during the fiscal period due to stock selection. Consumer Staples was the largest detractor as a result of both allocation and stock selection effects.  With regards to country exposure, India and China were the top contributors to relative performance due to stock selection. Stock selection in South Korea, however, had the biggest negative impact. On a stock level, the top contributors were Sunny Optical Technology, Indian Oil Corp., and Maruti Suzuki India and the biggest detractors were Amorepacific Corp., Korea Electric Power Corp., and Uni-President China Holdings.

The past fiscal year was one of unexpected developments. The unanticipated Brexit in June triggered a sharp market sell-off but markets soon rebounded on the expectation that central banks would help cushion the potential impact. Commodity prices rallied, recovering from a five-year bear market, and OPEC’s* September decision to cut supply further boosted energy prices. In the U.S., Donald Trump’s surprise election win in November pushed markets even higher as investor sentiment was encouraged by his pro-growth economic agenda.

Following a volatile period in the beginning of 2016, China’s economy began to show signs of stabilization in the second half of the year. We maintain our view that China is not heading for a hard-landing and, overall, we are fairly positive on China’s outlook for the remainder of 2017. The most recent earnings results have shown corporates in a stronger position and comments from management have been more upbeat.

Our conviction in India remains intact as the Modi government continues to implement reforms aimed at improving the country’s infrastructure and institutional framework. The Indian market rallied strongly in the beginning of 2017 and valuations are now relatively expensive; however, we believe that earnings recovery should support the market.

Since early 2017, we have become more positive on South Korea as the economy seems to be in the early stages of a cyclical recovery. In our view, the situation with North Korean is unlikely to reach a flashpoint in the near term, particularly with the election of a more progressive administration in South Korea.

Elsewhere in emerging Asia, we believe that the outlook for ASEAN** is still structurally challenging. However, exports will likely gain momentum as a result of a synchronized global recovery.

Broadly, our emerging Asia outlook is more positive than it was a year ago. Key risks remain U.S. policy uncertainties, the likelihood of a strengthening U.S. dollar and regional/global geopolitical tensions.

*  OPEC = Organization of the Petroleum Exporting Countries

** Association of Southeast Asia Nations (ASEAN) = the organization of countries in Southeast Asia set up to promote cultural, economic and political development in the region.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2017

Asia Fund

INVESTMENT OBJECTIVE

The Asia Fund (“the Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/17)

	Average Annual Total Returns
	One Year	Five Year	Since Inception	Expense Ratios[a]
			(9/24/10)	Gross	Net
Class A (MALAX)	16.90%	6.86%	4.50%	5.55%	1.50%
Class A (with sales charge)[b]	10.18%	5.59%	3.57%	5.55%	1.50%
Class C (MCLAX)	16.05%	6.06%	3.74%	8.41%	2.25%
Class C (with sales charge)[c]	15.05%	6.06%	3.74%	8.41%	2.25%
Class I (MILAX)	17.12%	7.12%	4.78%	2.22%	1.25%
MSCI All Country Asia ex-Japan Index[d]	21.46%	5.51%	4.52%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 26, 2016, as revised February 13, 2017. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2017, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2017 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2017

Emerging Markets Great Consumer Fund

Manager Commentary

The Emerging Markets Great Consumer Fund (the “Fund”) – Class I Shares underperformed the Fund's benchmark, the MSCI Emerging Markets Index, for the period May 1, 2016 through April 30, 2017. The Fund posted a return of 13.53% whereas the benchmark closed up 19.58%.

On a sector basis, Telecommunication Services and Industrials were the leading contributors to the Fund's relative performance during the fiscal period due mainly to allocation effects in the case of Telecommunication Services, and stock selection in the case of Industrials. Health Care was the largest detractor as a result of both allocation and stock selection effects. With regards to country exposure, China and Russia were the top contributors to relative performance mainly due to stock selection. Stock selection in South Korea, however, had the biggest negative impact. On a stock level, the top contributors were X5 Retail Group, Tencent Holdings and Alibaba Group and the biggest detractors were Samsung Electronics, Amorepacific Corp., and Universal Robina.

We believe that the past twelve months should be marked as a significant turning point for emerging market (EM) equities. After years of weak performance, EM saw significant inflows driven by a predictable normalization of U.S. monetary policy, a supply and demand driven rebound in commodity prices, and both political and economic reform stories across our markets.

The U.S. presidential election dominated headlines for most of the past year. The rhetoric around President Trump’s campaign centered around lower taxes, increased infrastructure spending, job on-shoring, and challenging the status quo of global trade. These four pillars drove expectations for inflation and Trump’s election brought a spike in U.S. bond yields and a strengthening U.S. dollar (USD). This was also in-tandem with the continuation of the U.S. Federal Reserve’s rate hiking program. Historically, higher rates and a strong USD translate into a “risk off” environment which is negative for EM assets. This time, however, was different, as the strengthening USD and higher rates did not symbolize a “risk off” flight to quality, but more of an end to the global financial crisis and the normalization of monetary policy. EM equities took a brief pause, and then continued their strong rally late last year and through the beginning of 2017.

The rebound in commodity prices was also a significant driver of the EM asset class last year. Oil, iron ore, and copper prices were each up ~12%, ~16%, and ~8.5% respectively. The rise was fairly broad based and driven by both supply and demand side dynamics. In oil, low prices led to a significant cutback in investment plans by non-OPEC* majors and also led OPEC to shift its strategy back to targeting overall production levels, rather than market share targets. In metals, broadly speaking, Chinese reforms were the main supply-side force, as authorities worked on reducing inefficient, unprofitable, and high polluting production. Labor disruptions across the globe also had impacts on production. On the demand side, the market has grown optimistic about both prospects of infrastructure investment in the U.S., and continued fiscal stimulus in China. Global politics have also displayed a trend towards protectionism, which has led the market to believe that growth could be driven more by domestic resources and fiscal spending, which in our view generally bodes well for demand of commodities.

EM has also benefitted from significant political and economic reform stories. In Brazil, the impeachment of President Dilma led to a new face of politics, which has been focused on reducing corruption and balancing the country’s budget. South Africa experienced a tremendous amount of political volatility and some are seeing a cause for optimism around the disenfranchised population speaking out against the ruling party and laying foundations for political change. Between low oil prices and sanctions, we believe that Russia has handled its economy in a responsible manner, which is now translating into a period of monetary easing and a return to growth. We’ve also seen newly elected leadership in Peru enact market-friendly policies, which we believe should bode well for its economy. Though delayed, Mexico has continued to push through its energy reform program, which is vital for the health of the country. Mexico is now walking into trade negotiations with the U.S., which appear to us to be less hostile than initially expected.

Looking forward, we see a favorable combination of attractive valuations, improving growth potential, and positive reform stories in EM. We are optimistic on EM, but believe that a selective and active strategy is essential for responsibly navigating the asset class.

* OPEC = Organization of the Petroleum Exporting Countries

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2017

Emerging Markets Great Consumer Fund

INVESTMENT OBJECTIVE

The Emerging Markets Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/17)

	Average Annual Total Returns
	One Year	Five Year	Since Inception	Expense Ratios[a]
			(9/24/10)	Gross	Net
Class A (MECGX)	13.22%	2.09%	3.28%	1.92%	1.50%
Class A (with sales charge)[b]	6.68%	0.90%	2.36%	1.92%	1.50%
Class C (MCCGX)	12.40%	1.32%	2.49%	2.67%	2.25%
Class C (with sales charge)[c]	11.40%	1.32%	2.49%	2.67%	2.25%
Class I (MICGX)	13.53%	2.33%	3.52%	1.59%	1.25%
MSCI Emerging Markets Index[d]	19.58%	1.85%	1.58%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*

The chart represents historical performance of a hypothetical investment of $10,000 in the Emerging Markets Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 26, 2016, as revised December 6, 2016. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2017, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2017 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2017

Asia Great Consumer Fund

Manager Commentary

The Asia Great Consumer Fund (the “Fund”) – Class I Shares underperformed the Fund's benchmark, the MSCI AC Asia ex-Japan Index, for the period May 1, 2016 through April 30, 2017. The Fund posted a return of 10.60% whereas the benchmark closed up 21.46%.

On a sector basis, Consumer Discretionary and Telecommunication Services were the leading contributors to the Fund's relative performance during the fiscal period due mainly to stock selection in the case of Consumer Discretionary, and allocation effects in the case of Telecommunication Services. Health Care was the largest detractor as a result of both allocation and stock selection effects. With regards to country exposure, China was the top contributor to relative performance mainly due to stock selection. Stock selection in South Korea, however, had the biggest negative impact. On a stock level, the top contributors were Tencent Holdings, Alibaba Group, and Hangzhou Robam Appliances and the biggest detractors were Amorepacific Corp., Universal Robina, and Samsung Electronics.

Following a volatile period in the beginning of 2016, risk appetite returned to the equity market as a result of credit-fueled stimulus in China, global growth stabilization, a dovish U.S. Federal Reserve and higher commodity prices. The return of the market’s “animal spirit”* led to a style shift favoring lower-quality and cheaper companies, particularly those in cyclical sectors such as materials, energy and technology hardware. This style shift was exacerbated by strong flows into exchange-traded funds.

The market rotation led to significant dispersion in sector returns where energy and materials significantly outperformed consumer and healthcare. Within the consumption-related sectors, we also saw the style shift manifest through outperformance of relatively lower-quality consumption companies. Our investment strategy has a structural bias towards quality companies. As a result, the Fund went through difficult periods when lower-quality value stocks rallied.

The beginning of 2017 remained challenging for select segments of the consumption theme as equity markets rallied on the back of the reflationary trade following Trump’s election victory. As the year progressed, however, markets gradually became more fundamentally-driven, which we believe is positive for high-quality laggards. Overall, early first quarter 2017 earnings results were better than consensus estimates and company guidance has turned more optimistic.

Our bottom-up investment strategy remains focused on identifying companies with a dominant competitive position to capture opportunities created by consumption growth in emerging Asia. Although last year’s style rotation impacted Fund performance, we believe emerging Asia’s consumption story remains an attractive theme, supported by demographics, a rising middle class and increasing penetration of goods and services.

* Animal Spirits = a term used by John Maynard Keynes in one of his economics books. The term is used to describe human emotion that drives consumer confidence.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2017

Asia Great Consumer Fund

INVESTMENT OBJECTIVE

The Asia Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/17)

	Average Annual Total Returns
	One Year	Five Year	Since Inception	Expense Ratios[a]
			(9/24/10)	Gross	Net
Class A (MGCEX)	10.29%	5.87%	3.70%	1.98%	1.50%
Class A (with sales charge)[b]	3.93%	4.63%	2.78%	1.98%	1.50%
Class C (MGCCX)	9.55%	5.05%	2.91%	2.83%	2.25%
Class C (with sales charge)[c]	8.55%	5.05%	2.91%	2.83%	2.25%
Class I (MGCIX)	10.60%	6.10%	3.94%	1.61%	1.25%
MSCI All Country Asia ex-Japan Index[d]	21.46%	5.51%	4.52%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 26, 2016. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2017, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2017 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2017

Global Dynamic Bond Fund

Manager Commentary

The Global Dynamic Bond Fund (the “Fund”) – Class I Shares returned 3.93% for the period May 1, 2016 through April 30, 2017. While the Fund’s benchmark, a composite of 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays U.S. Emerging Markets Bond Index, returned 4.41%.

Last fiscal year began with uncertainties surrounding the Brexit vote and speculations about the U.S. presidential election in November. The period immediately after the Brexit vote marked the end of a decades long U.S. treasury bull market. U.S. treasury yields began to rise from historic lows in July. Up until the U.S. elections, bond markets globally remained heavily influenced by rate hike expectations from the U.S. Federal Reserve as macro indicators pointed towards a slow but continued recovery.

During this period, emerging market debt remained strong as spreads continued to tighten. Fiscal stimulus in China and attractive valuations also boosted sentiment.

Post election, U.S. Treasury yields rose sharply due to higher inflation expectations. This was reinforced by optimism around President Trump’s election manifesto promising corporate and personal tax cuts, as well as infrastructure spending.

In our opinion, the U.S. election marked a major paradigm shift for global bond markets. Since the financial crisis, bond markets had been focused on the central bank's monetary policy. After the election, the focus shifted from monetary policy towards fiscal policy.

Emerging market's initial reaction to the U.S. election was negative as spreads began to widen. However, after the initial negative reaction, emerging market debt recovered towards the end of 2016 as concerns over U.S. protectionism and border control began to fade even as the U.S. dollar continued to rally.

Bullish sentiment that began late last year continued broadly into 2017. Though there were some signs of moderation towards the end of the first quarter, emerging market debt continued its rally. We believe that emerging market debt benefitted from a stable economic growth and interest rate environment. A weaker U.S. dollar against emerging market currencies also provided support to the risky asset class.

We remain cautious as valuations in emerging markets appear expensive. We believe a slowdown of fiscal stimulus in China and downward pressure on commodity prices pose a risk for emerging markets, especially for commodity exporters. As we do not foresee any immediate treasury sell-off, our portfolio will focus more on higher-yielding bonds for the time being. The Fund was not materially impacted by its future transactions.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Risk Factors

Fixed Income Securities Risk – bonds tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

Asset Allocation Risk – the Fund's ability to achieve its investment objective will depend, in part on the investment manager's ability to select the best asset allocation of assets across the various developed and emerging markets. There is a risk that the investment manager's evaluations and assumptions may be incorrect in view of actual market conditions.

Credit Risk – the issuer of a fixed income security, or the counterparty to a contract, such as swaps or other derivatives, may become unable or willing to meet its financial obligations. Various market participants, such as rating agencies of pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Derivatives Risk – the Fund may utilize derivatives for hedging purposes, to enhance returns or to obtain exposure to various market sectors. The risks of derivatives include liquidity, interest rate, market, credit and management risks. The instrument may be also mispriced or improperly valued, and the Fund could lose more than the principal amount invested. Unpredictable or rapid changes in the currency markets could also negatively affect the value of currency derivatives, such as currency forward/futures contracts.

Emerging Markets Risk – investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2017

Global Dynamic Bond Fund

INVESTMENT OBJECTIVE

The Global Dynamic Bond Fund (“the Fund”) seeks to achieve total return as its primary investment objective. The Fund seeks capital preservation as a secondary investment objective.

FUND PERFORMANCE (AS OF 4/30/17)

	Average Annual Total Returns
	One Year	Five Year	Since Inception	Expense Ratios[a]
			(2/29/12)	Gross	Net
Class A (MAGDX)	3.69%	3.08%	2.99%	5.27%	1.15%
Class A (with sales charge)[b]	(0.96)%	2.13%	2.08%	5.27%	1.15%
Class C (MCGDX)	2.93%	2.29%	2.22%	5.96%	1.90%
Class C (with sales charge)[c]	1.93%	2.29%	2.22%	5.96%	1.90%
Class I (MDBIX)	3.93%	3.34%	3.25%	2.11%	0.90%
Barclays U.S. Emerging Markets Bond Index[d]	8.03%	5.21%	5.39%
Barclays Global Treasury Majors Index (USD Hedged)[e]	0.89%	3.46%	3.40%
Blended Benchmark Index[f]	4.41%	4.37%	4.43%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Global Dynamic Bond Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 26, 2016. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2017, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2017 can be found in the financial highlights.

b	Reflects the 4.50% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

Barclays U.S. Emerging Markets Bond Index includes fixed-and floating-rate USD-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia. For the index, an emerging market is defined as any country that has a long term foreign currency debt sovereign rating of Baa1/BBB+/BBB+ or below, using the middle rating of Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services and Fitch Ratings. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

e

Barclays Global Treasury Majors Index (USD Hedged) tracks fixed-rate local currency government debt of major developed market countries. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

f	The benchmark is an equally-weighted blended composite of (1) Barclays U.S. Emerging Markets Bond Index and (2) Barclays Global Treasury Majors Index (USD Hedged).

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and (3) other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at November 1, 2016 and held for the entire period from November 1, 2016 through April 30, 2017.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund and share class in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your expenses would have been higher.

		Beginning Account Value	Actual Ending Account Value	Hypothetical Ending Account Value	Actual Expenses Paid During Period	Hypothetical Expenses Paid During Period	Annualized Expense Ratio During Period
Fund		11/1/16	4/30/17	4/30/17	11/1/16 - 4/30/17(1)	11/1/16 - 4/30/17(1)	11/1/16 - 4/30/17

Emerging Markets Fund	Class A	$1,000.00	$1,017.70	$1,017.36	$7.84	$7.50	1.50%
	Class C	1,000.00	1,104.40	1,013.64	11.74	11.23	2.25%
	Class I	1,000.00	1,110.40	1,018.60	6.54	6.26	1.25%

Asia Fund	Class A	1,000.00	1,093.00	1,017.36	7.78	7.50	1.50%
	Class C	1,000.00	1,089.60	1,013.64	11.66	11.23	2.25%
	Class I	1,000.00	1,094.20	1,018.60	6.49	6.26	1.25%

Emerging Markets Great Consumer Fund	Class A	1,000.00	1,061.00	1,017.36	7.67	7.50	1.50%
	Class C	1,000.00	1,057.40	1,013.64	11.48	11.23	2.25%
	Class I	1,000.00	1,061.90	1,018.60	6.39	6.26	1.25%

Asia Great Consumer Fund	Class A	1,000.00	1,054.30	1,017.36	7.64	7.50	1.50%
	Class C	1,000.00	1,050.70	1,013.64	11.44	11.23	2.25%
	Class I	1,000.00	1,056.10	1,018.60	6.37	6.26	1.25%

Global Dynamic Bond Fund	Class A	1,000.00	1,009.60	1,019.09	5.73	5.76	1.15%
	Class C	1,000.00	1,004.80	1,015.37	9.44	9.49	1.90%
	Class I	1,000.00	1,010.60	1,020.33	4.49	4.51	0.90%

(1)	Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by 181/365 (to reflect the one-half year period).

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2017

		Shares	Value ($)
Common Stocks (98.0%)
ACC Ltd. (Construction Materials)		15,922	402,611
AIA Group Ltd. (Insurance)		84,200	582,940
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		6,230	719,565
Alsea SAB de CV (Hotels, Restaurants & Leisure)		48,181	171,379
AMOREPACIFIC Corp. (Personal Products)		1,213	311,299
Arvind Ltd. (Textiles, Apparel & Luxury Goods)		77,179	479,092
Banco do Brasil SA (Banks)		36,235	374,305
BDO Unibank, Inc. (Banks)		130,584	313,454
BR Malls Participacoes SA* (Real Estate Management & Development)		80,625	359,259
Cemex SAB de CV ADR* (Construction Materials)		3,700	34,114
Cemex SAB de CV ADR* (Construction Materials)		18,311	168,827
China Biologic Products, Inc.* (Biotechnology)		3,355	395,890
China Everbright International Ltd. (Commercial Services & Supplies)		225,000	304,316
Clicks Group Ltd. (Food & Staples Retailing)		13,400	134,695
Copa Holdings SA, Class A (Airlines)		1,724	200,708
Credicorp Ltd. (Banks)		1,549	238,019
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)		224,000	311,027
Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)		9,757	492,826
E-Mart Co. Ltd. (Food & Staples Retailing)		1,764	356,583
FirstRand Ltd. (Diversified Financial Services)		125,195	467,359
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)		74,000	411,952
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		29,390	408,901
Grupo Financiero Banorte Sab de CV (Banks)		35,200	203,172
HFDC Bank Ltd. (Banks)		17,233	414,316
Hyundai Motor Co. (Automobiles)		3,095	391,703
ICICI Bank Ltd. (Banks)		93,433	404,525
IHH Healthcare Berhad (Health Care Providers & Services)		319,100	454,491
KAZ Minerals PLC* (Metals & Mining)		39,071	254,756
Korea Electric Power Corp. (Electric Utilities)		10,295	410,334
LG Innotek Co. Ltd. (Electronic Equipment, Instruments & Components)		2,490	287,779
Luxoft Holding, Inc.* (IT Services)		2,139	131,869
Mando Corp. (Auto Components)		2,148	434,206
Maruti Suzuki India Ltd. (Automobiles)		4,801	486,992
Midea Group Co. Ltd., Class A (Household Durables)		76,100	371,376
Naspers Ltd. (Media)		3,171	602,810
Naver Corp. (Internet Software & Services)		390	274,213
OAO Rosneft Oil Co. GDR (Oil, Gas & Consumable Fuels)		34,900	193,172
OTP Bank Nyrt (Banks)		4,634	130,433
Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)		98,109	429,439
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		85,000	478,652
PT Astra International TBK (Automobiles)		410,200	275,478
PT Bank Central Asia TBK (Banks)		302,300	402,628
Raia Drogasil SA (Food & Staples Retailing)		17,500	370,647
Randon Participacoes SA* (Machinery)		78,200	115,083
Reliance Industries Ltd.* (Oil, Gas & Consumable Fuels)		25,230	547,235
Rosneft OJSC GDR (Oil, Gas & Consumable Fuels)		17,823	98,650
Rumo SA* (Road & Rail)		81,200	223,899
Samsonite International SA (Textiles, Apparel & Luxury Goods)		101,700	392,909
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)		460	901,970
Samsung Engineering Co. Ltd.* (Construction & Engineering)		23,959	256,899
Sberbank of Russia ADR (Banks)		35,030	416,506
Shinhan Financial Group Ltd. (Banks)		9,232	385,816
Standard Chartered PLC* (Banks)		39,100	366,464
Steinhoff International Holdings NV (Household Durables)		38,468	196,176
Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)		37,000	304,445
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		62,000	399,808
Tata Motors Ltd. (Automobiles)		55,962	399,237
Tencent Holdings Ltd. (Internet Software & Services)		25,500	797,970
Turkiye Garanti Bankasi AG (Banks)		75,400	203,698
Vedanta Ltd. (Metals & Mining)		85,963	325,477
Wal-Mart de Mexico Sab de CV (Food & Staples Retailing)		106,700	240,361
X5 Retail Group NV GDR* (Food & Staples Retailing)		4,000	141,000
X5 Retail Group NV - Registered Shares GDR* (Food & Staples Retailing)		1,920	67,680
Yandex NV* (Internet Software & Services)		1,600	43,616
Yandex NV, Class A* (Internet Software & Services)		5,330	145,296

TOTAL COMMON STOCKS (Cost $20,432,352)			22,012,307

Preferred Stock (0.6%)
Centrais Eletricas Brasileiras SA, Class B* (Electric Utilities)		17,600	124,514

TOTAL PREFERRED STOCK (Cost $135,745)			124,514

TOTAL INVESTMENTS (Cost $20,568,097) — 98.6%			22,136,821

Other Net Assets (Liabilities) — 1.4%			325,318

NET ASSETS — 100.0%			22,462,139

*	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2017

The Emerging Markets Fund invested in the following industries as of April 30, 2017:			The Emerging Markets Fund invested in securities with exposure to the following countries as of April 30, 2017:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Airlines	200,708	0.9%	Brazil	1,997,146	8.9%
Auto Components	434,206	2.0%	China	3,560,724	15.9%
Automobiles	1,553,410	6.9%	Hong Kong	2,369,608	10.5%
Banks	3,853,336	17.3%	Hungary	130,433	0.6%
Biotechnology	395,890	1.8%	India	3,868,386	17.2%
Commercial Services & Supplies	304,316	1.4%	Indonesia	678,106	3.0%
Construction & Engineering	256,899	1.1%	Mexico	817,853	3.6%
Construction Materials	605,552	2.7%	Netherlands	67,680	0.3%
Diversified Financial Services	467,359	2.1%	Panama	200,708	0.9%
Electric Utilities	534,848	2.4%	Peru	238,019	1.1%
Electronic Equipment, Instruments & Components	592,224	2.7%	Philippines	313,454	1.4%
Food & Staples Retailing	1,310,966	5.8%	Russia	1,038,240	4.6%
Health Care Providers & Services	454,491	2.1%	South Africa	1,401,040	6.2%
Hotels, Restaurants & Leisure	583,331	2.6%	South Korea	4,465,293	20.0%
Household Durables	567,552	2.6%	Switzerland	131,869	0.6%
Insurance	1,061,592	4.7%	Taiwan	399,808	1.8%
Internet & Direct Marketing Retail	492,826	2.2%	Turkey	203,698	0.9%
Internet Software & Services	1,980,660	8.7%	United Kingdom	254,756	1.1%
IT Services	131,869	0.6%	Other Net Assets	325,318	1.4%
Machinery	115,083	0.5%	Total	22,462,139	100.0%
Media	602,810	2.6%
Metals & Mining	580,233	2.5%
Oil, Gas & Consumable Fuels	1,268,496	5.5%
Personal Products	311,299	1.4%
Pharmaceuticals	719,928	3.2%
Real Estate Management & Development	359,259	1.6%
Road & Rail	223,899	1.0%
Semiconductors & Semiconductor Equipment	399,808	1.8%
Technology Hardware, Storage & Peripherals	901,970	4.1%
Textiles, Apparel & Luxury Goods	872,001	3.8%
Other Net Assets	325,318	1.4%
Total	22,462,139	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2017

		Shares	Value ($)
Common Stocks (99.8%)
ACC Ltd. (Construction Materials)		7,738	195,666
AIA Group Ltd. (Insurance)		57,000	394,627
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		4,697	542,503
AMOREPACIFIC Corp. (Personal Products)		954	244,830
Arvind Ltd. (Textiles, Apparel & Luxury Goods)		34,112	211,752
BDO Unibank, Inc. (Banks)		84,476	202,776
BOC Aviation Ltd. (Trading Companies & Distributors)		37,900	202,215
Brilliance China Automotive Holdings Ltd. (Automobiles)		116,000	194,474
China Biologic Products, Inc.* (Biotechnology)		1,772	209,096
China Everbright International Ltd. (Commercial Services & Supplies)		155,000	209,640
China Telecom Corp. Ltd., H Shares (Diversified Telecommunication Services)		398,000	194,443
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)		158,000	219,385
Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)		5,070	256,086
DBS Group Holdings Ltd. (Banks)		12,800	177,320
E-Mart Co. Ltd. (Food & Staples Retailing)		1,501	303,419
Emperador, Inc. (Beverages)		123,100	15,748
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)		50,000	278,346
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		14,481	201,473
HFDC Bank Ltd. (Banks)		11,227	269,919
HSBC Holdings PLC (Banks)		26,800	221,378
Hyundai Motor Co. (Automobiles)		1,828	231,352
ICICI Bank Ltd. (Banks)		46,055	199,399
IHH Healthcare Berhad (Health Care Providers & Services)		190,000	270,615
Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)		41,001	280,490
JD.Com, Inc. ADR* (Internet & Direct Marketing Retail)		12,027	421,787
Jiangsu Hengrui Medicine Co. Ltd., Class A (Pharmaceuticals)		24,794	192,783
Korea Electric Power Corp. (Electric Utilities)		7,969	317,625
LG Innotek Co. Ltd. (Electronic Equipment, Instruments & Components)		1,743	201,445
Mando Corp. (Auto Components)		1,123	227,008
Maruti Suzuki India Ltd. (Automobiles)		2,119	214,942
Midea Group Co. Ltd., Class A (Household Durables)		53,398	260,588
Minth Group Ltd. (Auto Components)		58,000	215,503
Narayana Hrudayalaya Ltd.* (Health Care Providers & Services)		40,851	204,493
Naver Corp. (Internet Software & Services)		295	207,418
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		74,500	419,524
PT Astra International TBK (Automobiles)		315,400	211,813
PT Bank Central Asia TBK (Banks)		176,200	234,677
PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)		614,300	201,433
Reliance Industries Ltd.* (Oil, Gas & Consumable Fuels)		16,159	350,486
Samsonite International SA (Textiles, Apparel & Luxury Goods)		65,400	252,667
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)		327	641,183
Samsung Engineering Co. Ltd.* (Construction & Engineering)		15,334	164,418
Sands China Ltd. (Hotels, Restaurants & Leisure)		45,200	205,135
Shinhan Financial Group Ltd. (Banks)		7,336	306,580
Standard Chartered PLC* (Banks)		24,200	226,814
Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)		31,975	263,098
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		38,000	245,043
Tata Motors Ltd. (Automobiles)		32,065	228,755
Tencent Holdings Ltd. (Internet Software & Services)		16,900	528,851
Thai Beverage Public Co. Ltd. (Beverages)		264,500	175,159
Uni-President China Holdings Ltd. (Food Products)		292,000	204,976
UPL Ltd. (Chemicals)		16,514	206,961
Vedanta Ltd. (Metals & Mining)		48,687	184,341
Yes Bank Ltd. (Banks)		9,208	233,367

TOTAL COMMON STOCKS (Cost $11,879,580)			13,675,825

TOTAL INVESTMENTS (Cost $11,879,580) — 99.8%			13,675,825

Other Net Assets (Liabilities) — 0.2%			30,191

NET ASSETS — 100.0%			13,706,016

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2017

The Asia Fund invested in the following industries as of April 30, 2017:			The Asia Fund invested in securities with exposure to the following countries as of April 30, 2017:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Auto Components	442,511	3.3%	China	3,709,238	27.0%
Automobiles	1,081,336	7.8%	Hong Kong	2,202,466	16.1%
Banks	2,072,230	15.2%	India	2,982,044	21.8%
Beverages	190,907	1.4%	Indonesia	647,923	4.7%
Biotechnology	209,096	1.5%	Philippines	218,524	1.6%
Chemicals	206,961	1.5%	Singapore	379,535	2.8%
Commercial Services & Supplies	209,640	1.5%	South Korea	3,115,893	22.7%
Construction & Engineering	164,418	1.2%	Taiwan	245,043	1.8%
Construction Materials	195,666	1.4%	Thailand	175,159	1.3%
Diversified Telecommunication Services	395,876	2.9%	Other Net Assets	30,191	0.2%
Electric Utilities	317,625	2.3%	Total	13,706,016	100.0%
Electronic Equipment, Instruments & Components	464,543	3.4%
Food & Staples Retailing	303,419	2.2%
Food Products	204,976	1.5%
Health Care Providers & Services	475,108	3.5%
Hotels, Restaurants & Leisure	483,481	3.6%
Household Durables	260,588	1.9%
Insurance	814,151	6.0%
Internet & Direct Marketing Retail	677,873	4.9%
Internet Software & Services	1,278,772	9.3%
Metals & Mining	184,341	1.3%
Oil, Gas & Consumable Fuels	630,976	4.7%
Personal Products	244,830	1.8%
Pharmaceuticals	613,641	4.5%
Semiconductors & Semiconductor Equipment	245,043	1.8%
Technology Hardware, Storage & Peripherals	641,183	4.6%
Textiles, Apparel & Luxury Goods	464,419	3.3%
Trading Companies & Distributors	202,215	1.5%
Other Net Assets	30,191	0.2%
Total	13,706,016	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2017

		Shares	Value ($)
Common Stocks (97.9%)
AIA Group Ltd. (Insurance)		311,200	2,154,526
Airports of Thailand Public Co. Ltd. (Transportation Infrastructure)		884,500	1,029,529
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		82,657	9,546,884
Alsea SAB de CV (Hotels, Restaurants & Leisure)		313,472	1,115,016
AMOREPACIFIC Corp. (Personal Products)		5,997	1,539,044
Apollo Hospitals Enterprise Ltd.* (Health Care Providers & Services)		214,915	4,120,387
Asian Paints Ltd. (Chemicals)		90,994	1,584,986
Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)		56,900	1,181,275
Banca Transilvania SA (Banks)		1,373,500	910,827
Banco do Brasil SA (Banks)		259,275	2,678,295
Bangkok Dusit Medical Services Public Co. Ltd. (Health Care Providers & Services)		4,217,500	2,475,861
BR Malls Participacoes SA* (Real Estate Management & Development)		548,644	2,444,719
Brilliance China Automotive Holdings Ltd. (Automobiles)		924,000	1,549,088
Britannia Industries Ltd. (Food Products)		76,459	4,308,271
Cemex SAB de CV ADR* (Construction Materials)		63,400	584,548
Cemex SAB de CV ADR* (Construction Materials)		79,700	734,834
Clicks Group Ltd. (Food & Staples Retailing)		87,000	874,515
Copa Holdings SA, Class A (Airlines)		12,740	1,483,191
Credicorp Ltd. (Banks)		9,120	1,401,379
Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)		125,260	6,326,882
E-Mart Co. Ltd. (Food & Staples Retailing)		17,499	3,537,326
FirstRand Ltd. (Diversified Financial Services)		699,209	2,610,181
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)		467,000	2,599,748
Godrej Consumer Products Ltd. (Personal Products)		33,511	907,936
Grupo Financiero Banorte Sab de CV (Banks)		229,800	1,326,391
Hangzhou Robam Applinaces Co. Ltd., Class A (Household Durables)		383,480	3,030,078
Hindustan Unilever Ltd. (Household Products)		84,685	1,230,878
IHH Healthcare Berhad (Health Care Providers & Services)		1,145,500	1,631,526
JD.Com, Inc. ADR* (Internet & Direct Marketing Retail)		115,026	4,033,962
Jollibee Foods Corp. (Hotels, Restaurants & Leisure)		378,640	1,591,880
KAZ Minerals PLC* (Metals & Mining)		155,700	1,015,216
Midea Group Co. Ltd., Class A (Household Durables)		477,093	2,328,261
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		1,482,174	1,596,616
Naspers Ltd. (Media)		19,404	3,688,716
Naver Corp. (Internet Software & Services)		2,535	1,782,387
Netmarble Games Corp.* (Software)		5,416	747,330
New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)		27,964	1,804,797
OAO Rosneft Oil Co. GDR (Oil, Gas & Consumable Fuels)		151,000	835,785
OTP Bank Nyrt (Banks)		30,400	855,666
PChome Online, Inc. (Internet Software & Services)		121,699	1,040,990
Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)		348,100	1,523,685
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		711,000	4,003,780
PT Kalbe Farma Tbk (Pharmaceuticals)		34,308,535	4,080,365
PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)		8,354,000	2,739,325
PT Unilever Indonesia Tbk (Household Products)		818,401	2,732,711
Qingdao Haier Co. Ltd., A Shares (Household Durables)		581,427	1,027,575
Raia Drogasil SA (Food & Staples Retailing)		137,700	2,916,464
Randon Participacoes SA* (Machinery)		532,700	783,950
Rumo SA* (Road & Rail)		448,200	1,235,859
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)		1,071	2,100,018
Sands China Ltd. (Hotels, Restaurants & Leisure)		769,200	3,490,925
Sberbank of Russia ADR (Banks)		282,456	3,358,402
Shanghai International Airport Co. Ltd., Class A (Transportation Infrastructure)		517,958	2,571,993
Steinhoff International Holdings NV (Household Durables)		174,624	890,532
TAL Education Group ADR* (Diversified Consumer Services)		16,812	2,002,477
Tencent Holdings Ltd. (Internet Software & Services)		306,900	9,603,817
Turkiye Garanti Bankasi AG (Banks)		535,800	1,447,496
Universal Robina Corp. (Food Products)		921,980	3,174,786
Vietnam Dairy Products JSC (Food Products)		243,000	1,581,530
Wal-Mart de Mexico Sab de CV (Food & Staples Retailing)		694,600	1,564,706
X5 Retail Group NV - Registered Shares GDR* (Food & Staples Retailing)		45,680	1,610,220
Yandex NV* (Internet Software & Services)		49,301	1,343,945
Yandex NV, Class A* (Internet Software & Services)		19,400	528,844

TOTAL COMMON STOCKS (Cost $124,382,472)			142,553,132

Preferred Stock (1.2%)
Lojas Americanas SA (Multiline Retail)		331,646	1,750,566

TOTAL PREFERRED STOCK (Cost $1,462,164)			1,750,566

TOTAL INVESTMENTS (Cost $125,844,636) — 99.1%			144,303,698

Other Net Assets (Liabilities) — 0.9%			1,277,051

NET ASSETS — 100.0%			145,580,749

*	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2017

The Emerging Markets Great Consumer Fund invested in the following industries as of April 30, 2017:			The Emerging Markets Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2017:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Airlines	1,483,191	1.0%	Brazil	13,333,538	9.2%
Automobiles	1,549,088	1.1%	China	46,280,506	31.7%
Banks	11,978,456	8.3%	Hong Kong	9,794,287	6.7%
Chemicals	1,584,986	1.1%	Hungary	855,666	0.6%
Construction Materials	1,319,382	0.9%	India	12,152,458	8.2%
Diversified Consumer Services	3,807,274	2.6%	Indonesia	9,552,401	6.6%
Diversified Financial Services	2,610,181	1.8%	Mexico	5,325,495	3.7%
Diversified Telecommunication Services	2,739,325	1.9%	Netherlands	1,610,220	1.1%
Food & Staples Retailing	10,503,231	7.4%	Panama	1,483,191	1.0%
Food Products	9,064,587	6.2%	Peru	1,401,379	1.0%
Health Care Providers & Services	8,227,774	5.6%	Philippines	4,766,666	3.3%
Hotels, Restaurants & Leisure	10,394,185	7.1%	Romania	910,827	0.6%
Household Durables	7,276,446	5.0%	Russia	6,066,976	4.2%
Household Products	3,963,589	2.7%	South Africa	9,245,219	6.4%
Insurance	6,158,306	4.3%	South Korea	11,337,631	7.8%
Internet & Direct Marketing Retail	10,360,844	7.0%	Taiwan	1,040,990	0.7%
Internet Software & Services	23,846,867	16.3%	Thailand	5,102,006	3.5%
Machinery	783,950	0.5%	Turkey	1,447,496	1.0%
Media	3,688,716	2.6%	United Kingdom	1,015,216	0.7%
Metals & Mining	1,015,216	0.7%	Vietnam	1,581,530	1.1%
Multiline Retail	1,750,566	1.2%	Other Net Assets	1,277,051	0.9%
Oil, Gas & Consumable Fuels	2,359,470	1.6%	Total	145,580,749	100.0%
Personal Products	2,446,980	1.7%
Pharmaceuticals	5,261,640	3.6%
Real Estate Management & Development	2,444,719	1.7%
Road & Rail	1,235,859	0.8%
Software	747,330	0.5%
Technology Hardware, Storage & Peripherals	2,100,018	1.4%
Transportation Infrastructure	3,601,522	2.5%
Other Net Assets	1,277,051	0.9%
Total	145,580,749	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Great Consumer Fund	April 30, 2017

		Shares	Value ($)
Common Stocks (99.3%)
AIA Group Ltd. (Insurance)		158,400	1,096,648
Airports of Thailand Public Co. Ltd. (Transportation Infrastructure)		394,300	458,952
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		46,615	5,384,033
AMOREPACIFIC Corp. (Personal Products)		3,180	816,101
Apollo Hospitals Enterprise Ltd.* (Health Care Providers & Services)		116,610	2,235,667
Asian Paints Ltd. (Chemicals)		53,723	935,778
Bangkok Dusit Medical Services Public Co. Ltd. (Health Care Providers & Services)		2,272,100	1,333,825
Brilliance China Automotive Holdings Ltd. (Automobiles)		526,000	881,840
Britannia Industries Ltd. (Food Products)		45,150	2,544,089
Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)		70,406	3,556,206
E-Mart Co. Ltd. (Food & Staples Retailing)		9,987	2,018,817
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)		266,000	1,480,799
Godrej Consumer Products Ltd. (Personal Products)		23,661	641,063
Hangzhou Robam Applinaces Co. Ltd., Class A (Household Durables)		216,902	1,713,857
Hindustan Unilever Ltd. (Household Products)		47,478	690,082
IHH Healthcare Berhad (Health Care Providers & Services)		681,100	970,085
JD.Com, Inc. ADR* (Internet & Direct Marketing Retail)		68,566	2,404,610
Jollibee Foods Corp. (Hotels, Restaurants & Leisure)		215,530	906,132
Midea Group Co. Ltd., Class A (Household Durables)		286,080	1,396,099
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		847,655	913,104
Naver Corp. (Internet Software & Services)		1,255	882,405
Netmarble Games Corp.* (Software)		3,106	428,583
New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)		16,004	1,032,898
PChome Online, Inc. (Internet Software & Services)		65,452	559,864
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		369,500	2,080,727
PT Kalbe Farma Tbk (Pharmaceuticals)		19,209,596	2,284,626
PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)		4,519,800	1,482,068
PT Unilever Indonesia Tbk (Household Products)		456,669	1,524,857
Qingdao Haier Co. Ltd., A Shares (Household Durables)		326,495	577,025
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)		611	1,198,050
Sands China Ltd. (Hotels, Restaurants & Leisure)		431,200	1,956,951
Shanghai International Airport Co. Ltd., Class A (Transportation Infrastructure)		290,756	1,443,789
TAL Education Group ADR* (Diversified Consumer Services)		9,922	1,181,810
Tencent Holdings Ltd. (Internet Software & Services)		173,300	5,423,074
Universal Robina Corp. (Food Products)		527,595	1,816,744
Vietnam Dairy Products JSC (Food Products)		138,510	901,472

TOTAL COMMON STOCKS (Cost $51,194,775)			57,152,730

TOTAL INVESTMENTS (Cost $51,194,775) — 99.3%			57,152,730

Other Net Assets (Liabilities) — 0.7%			426,741

NET ASSETS — 100.0%			57,579,471

*	Non-income producing security
ADR	American Depositary Receipt

The Asia Great Consumer Fund invested in the following industries as of April 30, 2017:			The Asia Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2017:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Automobiles	881,840	1.5%	China	26,194,128	45.5%
Chemicals	935,778	1.6%	Hong Kong	5,416,238	9.4%
Diversified Consumer Services	2,214,708	3.8%	India	7,046,679	12.2%
Diversified Telecommunication Services	1,482,068	2.6%	Indonesia	5,291,551	9.2%
Food & Staples Retailing	2,018,817	3.6%	Philippines	2,722,876	4.7%
Food Products	5,262,305	9.1%	South Korea	6,314,041	11.0%
Health Care Providers & Services	4,539,577	7.9%	Taiwan	559,864	1.0%
Hotels, Restaurants & Leisure	5,256,986	9.2%	Thailand	2,705,881	4.7%
Household Durables	3,686,981	6.4%	Vietnam	901,472	1.6%
Household Products	2,214,939	3.8%	Other Net Assets	426,741	0.7%
Insurance	3,177,375	5.5%	Total	57,579,471	100.0%
Internet & Direct Marketing Retail	5,960,816	10.4%
Internet Software & Services	12,249,376	21.3%
Personal Products	1,457,164	2.5%
Pharmaceuticals	2,284,626	4.0%
Software	428,583	0.7%
Technology Hardware, Storage & Peripherals	1,198,050	2.1%
Transportation Infrastructure	1,902,741	3.3%
Other Net Assets	426,741	0.7%
Total	57,579,471	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Dynamic Bond Fund	April 30, 2017

		Shares or Principal Amount ($)		Value ($)
Foreign Bonds (3.7%)
Italy — 0.9%
Buoni Poliennali del Tes, 0.65%, 10/15/23		150,000	EUR	155,375
Mexico — 0.9%
United Mexican States, Series M, 6.50%, 6/9/22 (a)		2,900,000	MXN	150,372
Russian Federation — 0.3%
Russian Government Bond, Series 6205, 7.60%, 4/14/21 (a)		3,000,000	RUB	52,771
SNAT — 1.6%
European Bank for Reconstruction & Development, Series G, 8.00%, 10/11/18		500,000	TRY	135,026
International Finance Corp., Series G, 10.00%, 6/12/17		350,000	BRL	110,350
				245,376

TOTAL FOREIGN BONDS (Cost $595,256)				603,894

Yankee Dollar Bonds (50.8%)
Alrosa Finance SA - Registered Shares, 7.75%, 11/3/20		200,000		228,680
Baidu, Inc., 3.50%, 11/28/22		500,000		515,261
Banco Nac de Desen Econo - Registered Shares, 5.50%, 7/12/20		100,000		106,250
Banco Nac de Desen Econo - Registered Shares, 6.50%, 6/10/19		300,000		323,250
CNOOC Finance 2014 ULC, 4.25%, 4/30/24		500,000		522,629
Codelco, Inc. - Registered Shares, 3.88%, 11/3/21		200,000		210,418
Croatia Government International Bond - Registered Shares, 6.63%, 7/14/20		250,000		275,581
Export-Import Bank of India, Series E, 4.00%, 8/7/17		500,000		503,272
Federal Republic of Brazil, 4.88%, 1/22/21		200,000		212,500
Federal Republic of Brazil, 6.00%, 4/7/26		600,000		659,400
Gazprom PAO - Registered Shares, 6.51%, 3/7/22		100,000		111,508
Hungarian Development Bank Ltd. - Registered Shares, 6.25%, 10/21/20		200,000		220,727
Hungary, 4.13%, 2/19/18		300,000		305,822
Kazakhstan Temir Zholy, 6.95%, 7/10/42		400,000		422,955
Kaztemirtrans AO - Registered Shares(a), 6.38%, 10/6/20		200,000		216,844
Magyar Export-Import Bank, 4.00%, 1/30/20		200,000		205,897
Nemak Sab de CV - Registered Shares, 5.50%, 2/28/23, Callable 2/28/18 @ 103		200,000		206,250
Petroleos Mexicanos, 6.88%, 8/4/26		300,000		336,000
PT Pertamina Tbk(b), 4.88%, 5/3/22		250,000		264,385
Republic of Namibia, 5.25%, 10/29/25		200,000		203,000
Republic of South Africa, 5.50%, 3/9/20		100,000		106,347
Republic of Turkey, 4.88%, 10/9/26		200,000		198,465
Russian Federation - Registered Shares, 4.75%, 5/27/26		200,000		211,360
Siam Commercial Bank Public Co. Ltd.(b), 3.50%, 4/7/19		500,000		510,468
Southern Gas Corridor CJSC, 6.88%, 3/24/26		200,000		221,215
State Bank of India(b), 3.25%, 4/18/18		300,000		303,706
TC Ziraat Bankasi AS, 4.75%, 4/29/21		200,000		200,488
Transnet SOC Ltd. - Registered Shares, 4.00%, 7/26/22		200,000		195,183
Vnesheconombank Via VEB Finance PLC - Registered Shares, 6.03%, 7/5/22		200,000		215,080
Woori Bank Co. Ltd.(b), 2.88%, 10/2/18		200,000		202,101

TOTAL YANKEE DOLLAR BONDS (Cost $8,132,686)				8,415,042

Corporate Bonds (7.5%)
United States — 7.5%
EMC Corp., 2.65%, 6/1/20		100,000		97,929
Goldman Sachs Group, Inc., 2.21%, 11/15/21, Callable 11/15/20 @ 100(a)		300,000		302,851
Goldman Sachs Group, Inc., 3.50%, 1/23/25, Callable 10/23/24 @ 100		250,000		251,517
JPMorgan Chase & Co., 2.38%, 10/24/23, Callable 10/24/22 @ 100(a)		300,000		305,458
Southern Copper Corp., 7.50%, 7/27/35		100,000		123,003
Wells Fargo & Co., 2.26%, 1/24/23, Callable 1/24/22 @ 100(a)		150,000		151,677

TOTAL CORPORATE BONDS (Cost $1,203,010)				1,232,435

Exchange Traded Funds (4.1%)
iShares iBoxx $ Investment Grade Corporate Bond ETF (Corp/Pref-High Yield)		2,500		297,475
VanEck Vectors J.P.Morgan EM Local Currency Bond ETF (Sovereign)		20,000		373,400

TOTAL EXCHANGE TRADED FUNDS (Cost $669,922)				670,875

U.S. Treasury Obligations (29.3%)
U.S. Treasury Bond, 2.88%, 11/15/46		300,000		294,932
U.S. Treasury Note, 0.75%, 2/28/18		2,200,000		2,193,769
U.S. Treasury Note, 0.88%, 5/15/17		750,000		750,056
U.S. Treasury Note, 1.50%, 12/31/18		1,600,000		1,607,187

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,842,512)				4,845,944

TOTAL INVESTMENTS (Cost $15,443,386) — 95.4%				15,768,190

Other Net Assets (Liabilities) — 4.6%				752,119

NET ASSETS — 100.0%				16,520,309

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.
(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2017.
(b)

Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees. At April 30, 2017, the restricted securities represent 7.8% of net assets.

BRL	Brazilian Real
ETF	Exchange Traded Fund
EUR	Euro
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Dynamic Bond Fund	April 30, 2017

The Global Dynamic Bond Fund invested in the following industries as of April 30, 2017:			The Global Dynamic Bond Fund invested in securities with exposure to the following countries as of April 30, 2017:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Auto Components	206,250	1.2%	Azerbaijan	221,215	1.3%
Banks	2,925,124	17.5%	Brazil	1,301,400	7.8%
Capital Markets	664,718	4.1%	Canada	522,629	3.2%
Corp/Pref-High Yield	297,475	1.8%	Chile	210,418	1.3%
Diversified Financial Services	458,276	2.9%	China	515,261	3.1%
Gas Utilities	221,215	1.3%	Croatia	275,581	1.7%
Internet Software & Services	515,261	3.1%	Hungary	732,446	4.4%
Metals & Mining	562,101	3.4%	India	806,978	4.8%
Oil, Gas & Consumable Fuels	1,234,522	7.6%	Indonesia	264,385	1.6%
Road & Rail	834,982	5.1%	Italy	155,375	0.9%
Sovereign	7,455,405	45.0%	Luxembourg	340,188	2.1%
Technology Hardware, Storage & Peripherals	97,929	0.6%	Mexico	692,622	4.2%
U.S. Government Agency Securities	294,932	1.8%	Namibia	203,000	1.2%
Other Net Assets	752,119	4.6%	Netherlands	639,799	3.9%
Total	16,520,309	100.0%	Russian Federation	479,211	2.9%
			SNAT	245,376	1.6%
			South Africa	301,530	1.8%
			South Korea	202,101	1.2%
			Thailand	510,468	3.1%
			Turkey	398,953	2.4%
			United States	6,749,254	40.9%
			Other Net Assets	752,119	4.6%
			Total	16,520,309	100.0%

Futures Contracts

Cash of $22,504 has been segregated to cover margin requirements for the following open contracts as of April 30, 2017:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value ($)	(Depreciation) ($)
Euro-Bund June Futures	Short	6/8/17	2	352,420	(5,426)
				352,420	(5,426)

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2017

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Assets:
Investments, at value (Cost $20,568,097, $11,879,580 and $125,844,636)	$22,136,821	$13,675,825	$144,303,698
Foreign currency, at value (Cost $4,903, $154,354 and $283,567)	4,903	154,277	286,570
Cash	257,011	29,156	2,259,888
Dividends and interest receivable	7,633	1,439	58,025
Receivable for investments sold	451,001	42,770	2,417,955
Receivable for capital shares issued	14,987	4,050	107,028
Reclaims receivable	474	947	9,968
Prepaid expenses	45,230	33,229	49,082
Total Assets	22,918,060	13,941,693	149,492,214
Liabilities:
Payable for investments purchased	374,862	124,189	2,974,067
Payable for capital shares redeemed	—	—	468,416
Payable to Manager	9,369	9,734	118,261
Accrued foreign taxes	29,117	59,516	145,264
Accrued expenses:
Administration	5,753	5,753	5,753
Distribution	397	391	14,125
Fund accounting	1,691	2,915	8,765
Transfer agent	28,705	29,378	44,397
Custodian	1,218	683	9,821
Legal and audit fees	3,213	2,105	108,428
Other	1,596	1,013	14,168
Total Liabilities	455,921	235,677	3,911,465
Net Assets	$22,462,139	$13,706,016	$145,580,749
Net Assets consist of:
Capital	$21,909,709	$14,547,545	$156,080,818
Accumulated net investment income (loss)	—	(49,268)	(314,968)
Accumulated net realized gains (losses) on investments and foreign currency	(984,487)	(2,528,452)	(28,487,904)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,536,917	1,736,191	18,302,803
Net Assets	$22,462,139	$13,706,016	$145,580,749
Net Assets:
Class A	$408,085	$397,513	$15,047,439
Class C	384,687	386,866	13,616,114
Class I	21,669,367	12,921,637	116,917,196
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value):
Class A	37,775	36,365	1,273,134
Class C	37,497	37,421	1,211,108
Class I	1,977,037	1,158,799	9,742,650
Net Asset Value (redemption price per share):
Class A	$10.80	$10.93	$11.82
Class C (a)	$10.26	$10.34	$11.24
Class I	$10.96	$11.15	$12.00
Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$11.46	$11.60	$12.54

Amounts shown as “—“ are either $0 or round to $0.

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2017

	Asia Great Consumer Fund	Global Dynamic Bond Fund
Assets:
Investments, at value (Cost $51,194,775 and $15,443,386)	$57,152,730	$15,768,190
Foreign currency, at value (Cost $14,738 and $—)	17,722	—
Cash	895,918	1,108,205
Segregated cash	—	22,504
Dividends and interest receivable	3,060	144,360
Receivable for investments sold	74,579	—
Receivable for capital shares issued	171,072	—
Reclaims receivable	12,676	—
Prepaid expenses	37,730	22,873
Total Assets	58,365,487	17,066,132
Liabilities:
Foreign currency, at value (Cost $— and $5,475)	—	5,555
Payable for investments purchased	434,281	488,800
Payable for capital shares redeemed	134,560	—
Payable to Manager	44,272	5,480
Accrued foreign taxes	80,862	135
Accrued expenses:
Administration	5,753	5,753
Distribution	4,708	599
Fund accounting	7,371	1,058
Transfer agent	33,924	27,733
Custodian	3,704	266
Legal and audit fees	32,251	8947
Other	4,330	1,497
Total Liabilities	786,016	545,823
Net Assets	$57,579,471	$16,520,309
Net Assets consist of:
Capital	$67,248,290	$16,187,518
Accumulated net investment income (loss)	(149,837)	11,882
Accumulated net realized gains (losses) on investments and foreign currency	(15,393,262)	1,524
Net unrealized appreciation (depreciation) on investments and foreign currency	5,874,280	319,385
Net Assets	$57,579,471	$16,520,309
Net Assets:
Class A	$5,885,722	$585,402
Class C	4,338,791	583,799
Class I	47,354,958	15,351,108
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value):
Class A	473,535	56,686
Class C	367,174	56,725
Class I	3,753,744	1,484,880
Net Asset Value (redemption price per share):
Class A	$12.43	$10.33
Class C (a)	$11.82	$10.29
Class I	$12.62	$10.34
Maximum Sales Charge:
Class A	5.75%	4.50%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$13.19	$10.82

Amounts shown as “—“ are either $0 or round to $0.

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2017

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Investment Income:
Dividend income	$125,269	$331,277	$1,906,700
Foreign tax withholding	(14,481)	(34,975)	(188,905)
Total Investment Income	110,788	296,302	1,717,795
Expenses:
Manager fees	80,788	222,570	1,690,010
Administration fees	69,872	69,872	69,872
Distribution fees - Class A	1,117	1,128	46,370
Distribution fees - Class C	11,135	3,361	165,431
Fund accounting fees	47,359	56,292	60,420
Transfer agent fees	7,081	20,464	197,011
Class A	10,076	10,076	10,076
Class C	10,076	10,076	10,076
Class I	10,076	10,076	10,076
Custodian fees	20,291	30,479	131,994
Compliance service fees	1,063	6,078	51,336
Trustee fees	3,763	13,445	124,524
Legal and audit fees	11,040	27,804	265,301
State registration and filing fees	22,154	26,682	68,575
Line of credit fees	907	2,193	2,894
Other fees	7,836	17,815	116,396
Total Expenses before fee reductions	314,634	528,411	3,020,362
Waivers and/or reimbursements from the Manager	(192,681)	(221,569)	(677,501)
Fees voluntarily reduced by the Administrator	(9,157)	(9,157)	(9,157)
Total Net Expenses	112,796	297,685	2,333,704
Net Investment Income (Loss)	(2,008)	(1,383)	(615,909)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	559,081	450,160	1,291,783
Net realized gains (losses) on foreign currency transactions	(1,157)	(85,365)	(241,690)
Foreign taxes on realized gains	(2,742)	(24,643)	(189,788)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	1,271,918	2,188,556	17,397,469
Net Change in foreign taxes on unrealized gains/losses	(27,539)	(53,639)	121,566
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	1,799,561	2,475,069	18,379,340
Change in Net Assets Resulting From Operations	$1,797,553	$2,473,686	$17,763,431

Amounts shown as “—“ are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2017

	Asia Great Consumer Fund	Global Dynamic Bond Fund
Investment Income:
Dividend income	$835,676	$116,566
Interest income	—	341,470
Foreign tax withholding	(82,219)	(92)
Total Investment Income	753,457	457,944
Expenses:
Manager fees	717,789	83,262
Administration fees	69,872	69,872
Distribution fees - Class A	18,662	1,445
Distribution fees - Class C	57,123	5,773
Fund accounting fees	59,742	35,239
Transfer agent fees	82,930	9,388
Class A	10,076	10,076
Class C	10,076	10,076
Class I	10,076	10,076
Custodian fees	57,739	1,913
Compliance service fees	22,534	1,991
Trustee fees	52,187	5,608
Legal and audit fees	109,412	12,624
State registration and filing fees	47,154	4,332
Line of credit fees	5,877	—
Other fees	52,624	6,985
Total Expenses before fee reductions	1,383,873	268,660
Waivers and/or reimbursements from the Manager	(362,809)	(136,688)
Fees voluntarily reduced by the Administrator	(9,157)	(9,157)
Total Net Expenses	1,011,907	122,815
Net Investment Income (Loss)	(258,450)	335,129
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	(7,788,755)	222,648
Net realized gains (losses) on foreign currency transactions	(62,962)	2,007
Foreign taxes on realized gains	(77,648)	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	13,354,199	(54,213)
Net Change in foreign taxes on unrealized gains/losses	41,538	1
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	5,466,372	170,443
Change in Net Assets Resulting From Operations	$5,207,922	$505,572

Amounts shown as “—“ are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Fund		Asia Fund
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$(2,008)	$(28,761)	$(1,383)	$(96,997)
Net realized gains (losses) on investments	559,081	(781,394)	450,160	(2,821,210)
Net realized gains (losses) on foreign currency transactions	(1,157)	(17,701)	(85,365)	(81,714)
Foreign taxes on realized gains	(2,742)	(6,731)	(24,643)	(8,466)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	1,244,379	(734,082)	2,134,917	(2,156,965)
Change in net assets resulting from operations	1,797,553	(1,568,669)	2,473,686	(5,165,352)
Distributions to Shareholders From:
Net realized gains on investments
Class A	—	—	—	(29,474)
Class C	—	—	—	(15,144)
Class I	—	—	—	(1,377,241)
Change in net assets from distributions	—	—	—	(1,421,859)
Change in net assets from capital transactions	14,162,531	(2,891,777)	(14,247,039)	1,918,505
Change in net assets	15,960,084	(4,460,446)	(11,773,353)	(4,668,706)
Net Assets:
Beginning of period	6,502,055	10,962,501	25,479,369	30,148,075
End of period	$22,462,139	$6,502,055	$13,706,016	$25,479,369
Accumulated net investment income (loss)	$—	$(34,417)	$(49,268)	$(64,841)
Capital Transactions:
Class A
Proceeds from shares issued	$161,960	$1,571,083	$32,977	$242,106
Dividends reinvested	—	—	—	27,926
Cost of shares redeemed	(274,156)	(1,514,987)	(200,007)	(176,716)
Class C
Proceeds from shares issued	109,946	830,129	78,303	51,227
Dividends reinvested	—	—	—	14,321
Cost of shares redeemed	(1,277,534)	(121,015)	(39,275)	(158,267)
Class I
Proceeds from shares issued	18,419,786	2,370,298	278,352	3,185,350
Dividends reinvested	—	—	—	1,319,212
Cost of shares redeemed	(2,977,471)	(6,027,285)	(14,397,389)	(2,586,654)
Change in net assets resulting from capital transactions	$14,162,531	$(2,891,777)	$(14,247,039)	$1,918,505
Share Transactions:
Class A
Issued	16,009	184,256	3,265	21,472
Reinvested	—	—	—	2,888
Redeemed	(27,627)	(173,327)	(20,294)	(17,429)
Class C
Issued	12,503	98,231	8,780	5,369
Reinvested	—	—	—	1,550
Redeemed	(134,861)	(13,736)	(4,173)	(15,657)
Class I
Issued	1,765,313	265,594	28,238	302,361
Reinvested	—	—	—	134,203
Redeemed	(313,480)	(667,910)	(1,464,048)	(253,518)
Change in shares	1,317,857	(306,892)	(1,448,232)	181,239

Amounts shown as “—“ are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Great Consumer Fund		Asia Great Consumer Fund
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$(615,909)	$(1,179,582)	$(258,450)	$(915,492)
Net realized gains (losses) on investments	1,291,783	(24,757,610)	(7,788,755)	(7,590,923)
Net realized gains (losses) on foreign currency transactions	(241,690)	(613,720)	(62,962)	(21,659)
Foreign taxes on realized gains	(189,788)	(90,040)	(77,648)	(72,194)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	17,519,035	(25,042,687)	13,395,737	(21,524,187)
Change in net assets resulting from operations	17,763,431	(51,683,639)	5,207,922	(30,124,455)
Distributions to Shareholders From:
Net realized gains on investments
Class A	—	—	—	(120,569)
Class C	—	—	—	(92,080)
Class I	—	—	—	(953,820)
Change in net assets from distributions	—	—	—	(1,166,469)
Change in net assets from capital transactions	(51,000,821)	12,649,568	(34,387,047)	(375,759)
Change in net assets	(33,237,390)	(39,034,071)	(29,179,125)	(31,666,683)
Net Assets:
Beginning of period	178,818,139	217,852,210	86,758,596	118,425,279
End of period	$145,580,749	$178,818,139	$57,579,471	$86,758,596
Accumulated net investment income (loss)	$(314,968)	$(844,696)	$(149,837)	$(382,582)
Capital Transactions:
Class A
Proceeds from shares issued	$6,365,288	$12,515,918	$1,535,520	$10,184,264
Dividends reinvested	—	—	—	115,050
Cost of shares redeemed	(14,045,283)	(10,046,554)	(5,811,115)	(9,451,450)
Class C
Proceeds from shares issued	1,501,769	6,921,591	550,912	4,466,374
Dividends reinvested	—	—	—	90,631
Cost of shares redeemed	(9,808,057)	(4,935,378)	(3,723,892)	(1,966,569)
Class I
Proceeds from shares issued	43,559,723	117,255,288	12,492,172	57,656,495
Dividends reinvested	—	—	—	913,965
Cost of shares redeemed	(78,574,261)	(109,061,297)	(39,430,644)	(62,384,519)
Change in net assets resulting from capital transactions	$(51,000,821)	$12,649,568	$(34,387,047)	$(375,759)
Share Transactions:
Class A
Issued	586,151	1,153,790	134,120	779,994
Reinvested	—	—	—	9,733
Redeemed	(1,322,296)	(960,542)	(512,492)	(779,772)
Class C
Issued	145,838	617,201	50,361	352,692
Reinvested	—	—	—	7,985
Redeemed	(958,658)	(487,622)	(344,072)	(176,275)
Class I
Issued	3,980,620	10,477,321	1,068,382	4,436,779
Reinvested	—	—	—	76,482
Redeemed	(7,254,436)	(10,373,162)	(3,452,795)	(5,259,527)
Change in shares	(4,822,781)	426,986	(3,056,496)	(551,909)

Amounts shown as “—“ are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Global Dynamic Bond Fund
	Year Ended April 30, 2017	Year Ended April 30, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$335,129	$350,263
Net realized gains (losses) on investments	222,648	(134,992)
Net realized gains (losses) on foreign currency transactions	2,007	1,012
Foreign taxes on realized gains	—	—
Net realized gains (losses) on futures contracts	—	(20,742)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(54,212)	(57,736)
Change in net assets resulting from operations	505,572	137,805
Distributions to Shareholders From:
Net investment income
Class A	(14,767)	(13,305)
Class C	(10,471)	(9,014)
Class I	(326,930)	(283,148)
Change in net assets from distributions	(352,168)	(305,467)
Change in net assets from capital transactions	4,007,525	471,576
Change in net assets	4,160,929	303,914
Net Assets:
Beginning of period	12,359,380	12,055,466
End of period	$16,520,309	$12,359,380
Accumulated net investment income (loss)	$11,882	$30,963
Capital Transactions:
Class A
Proceeds from shares issued	$—	$3,500
Dividends reinvested	14,751	13,089
Cost of shares redeemed	(12,802)	(5,089)
Class C
Dividends reinvested	10,460	8,939
Cost of shares redeemed	(5,358)	(44,898)
Class I
Proceeds from shares issued	5,471,684	831,004
Dividends reinvested	259,960	221,953
Cost of shares redeemed	(1,731,170)	(556,922)
Change in net assets resulting from capital transactions	$4,007,525	$471,576
Share Transactions:
Class A
Issued	—	350
Reinvested	1,431	1,297
Redeemed	(1,228)	(499)
Class C
Reinvested	1,018	888
Redeemed	(517)	(4,483)
Class I
Issued	531,854	82,052
Reinvested	25,204	21,965
Redeemed	(168,479)	(55,529)
Change in shares	389,283	46,041

Amounts shown as “—“ are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets at End of Period (000's)	Portfolio Turnover(b)

Emerging Markets Fund
Class A
Year Ended April 30, 2017	$8.87	(0.03)	(c)	1.96	1.93	—	—	—	$10.80	21.76%	1.56%	(d)	(0.31)%	6.81%	$408	111%
Year Ended April 30, 2016	$10.46	(0.05)	(c)	(1.54)	(1.59)	—	—	—	$8.87	(15.20)%	1.70%		(0.56)%	6.15%	$438	105%
Year Ended April 30, 2015	$9.52	0.06	(c)	0.88	0.94	—	—	—	$10.46	9.87%	1.73%	(e)	0.56%	5.71%	$402	99%
Year Ended April 30, 2014	$9.62	(0.02)		(0.08)	(0.10)	—	—	—	$9.52	(1.04)%	1.78%	(f)	(0.15)%	4.45%	$1,279	77%
Year Ended April 30, 2013	$9.35	0.03		0.24	0.27	—	—	—	$9.62	2.89%	1.85%		0.32%	5.30%	$1,247	165%

Class C
Year Ended April 30, 2017	$8.49	(0.09)	(c)	1.86	1.77	—	—	—	$10.26	20.85%	2.32%	(d)	(1.06)%	6.48%	$385	111%
Year Ended April 30, 2016	$10.10	(0.11)	(c)	(1.50)	(1.61)	—	—	—	$8.49	(15.94)%	2.45%		(1.30)%	6.30%	$1,355	105%
Year Ended April 30, 2015	$9.26	(0.05)	(c)	0.89	0.84	—	—	—	$10.10	9.07%	2.47%	(e)	(0.53)%	6.08%	$761	99%
Year Ended April 30, 2014	$9.43	(0.07)		(0.10)	(0.17)	—	—	—	$9.26	(1.80)%	2.53%	(f)	(0.90)%	6.53%	$839	77%
Year Ended April 30, 2013	$9.23	(0.05)		0.25	0.20	—	—	—	$9.43	2.17%	2.60%		(0.32)%	7.39%	$545	165%

Class I
Year Ended April 30, 2017	$8.98	0.02	(c)	1.96	1.98	—	—	—	$10.96	22.05%	1.32%	(d)	0.18%	3.43%	$21,669	111%
Year Ended April 30, 2016	$10.57	(0.01)	(c)	(1.58)	(1.59)	—	—	—	$8.98	(15.04)%	1.45%		(0.14)%	3.59%	$4,709	105%
Year Ended April 30, 2015	$9.60	0.05	(c)	0.92	0.97	—	—	—	$10.57	10.10%	1.47%	(e)	0.43%	2.85%	$9,800	99%
Year Ended April 30, 2014	$9.69	0.02		(0.10)	(0.08)	(0.01)	—	(0.01)	$9.60	(0.83)%	1.53%	(f)	0.14%	3.09%	$14,240	77%
Year Ended April 30, 2013	$9.39	0.06		0.24	0.30	—	—	—	$9.69	3.19%	1.60%		0.59%	3.60%	$14,243	165%

Asia Fund
Class A
Year Ended April 30, 2017	$9.35	(0.02)	(c)	1.60	1.58	—	—	—	$10.93	16.90%	1.56%	(d)	(0.19)%	4.66%	$398	113%
Year Ended April 30, 2016	$11.90	(0.06)	(c)	(1.94)	(1.99)	—	(0.56)	(0.56)	$9.35	(16.86)%	1.70%		(0.58)%	5.55%	$499	95%
Year Ended April 30, 2015	$11.38	0.06	(c)	1.98	2.04	—	(1.52)	(1.52)	$11.90	19.30%	1.70%		0.48%	5.42%	$553	100%
Year Ended April 30, 2014	$10.68	(0.03)		0.87	0.84	—	(0.14)	(0.14)	$11.38	7.90%	1.73%	(f)	(0.36)%	4.60%	$1,772	88%
Year Ended April 30, 2013	$9.59	—	(g)	1.09	1.09	—	—	—	$10.68	11.37%	1.80%		(0.29)%	5.42%	$1,552	173%

Class C
Year Ended April 30, 2017	$8.91	(0.09)	(c)	1.52	1.43	—	—	—	$10.34	16.05%	2.32%	(d)	(0.97)%	6.12%	$387	113%
Year Ended April 30, 2016	$11.46	(0.12)	(c)	(1.87)	(1.99)	—	(0.56)	(0.56)	$8.91	(17.51)%	2.45%		(1.25)%	8.41%	$292	95%
Year Ended April 30, 2015	$11.08	(0.10)	(c)	2.00	1.90	—	(1.52)	(1.52)	$11.46	18.54%	2.45%		(0.83)%	7.39%	$476	100%
Year Ended April 30, 2014	$10.49	(0.13)		0.86	0.73	—	(0.14)	(0.14)	$11.08	6.99%	2.48%	(f)	(1.11)%	7.22%	$583	88%
Year Ended April 30, 2013	$9.49	(0.09)		1.09	1.00	—	—	—	$10.49	10.54%	2.55%		(0.91)%	8.03%	$592	173%

Class I
Year Ended April 30, 2017	$9.52	—	(c),(g)	1.63	1.63	—	—	—	$11.15	17.12%	1.32%	(d)	0.01%	2.27%	$12,922	113%
Year Ended April 30, 2016	$12.07	(0.04)	(c)	(1.96)	(1.99)	—	(0.56)	(0.56)	$9.52	(16.61)%	1.45%		(0.35)%	2.22%	$24,688	95%
Year Ended April 30, 2015	$11.50	(0.03)	(c)	2.12	2.09	—	(1.52)	(1.52)	$12.07	19.55%	1.45%		(0.22)%	2.82%	$29,119	100%
Year Ended April 30, 2014	$10.77	(0.01)		0.88	0.87	—	(0.14)	(0.14)	$11.50	8.12%	1.48%	(f)	(0.11)%	3.46%	$10,470	88%
Year Ended April 30, 2013	$9.64	(0.01)		1.14	1.13	—	—	—	$10.77	11.72%	1.55%		0.13%	3.96%	$9,685	173%

(a)	Total Return reflects any fee waivers or reimbursement during the applicable period and would have been lower in their absence.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Calculated using the average shares method.
(d)

The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2016 and the higher limit in effect prior to that date. See Note 4 to the financial statements for additional discussion.

(e)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.
(f)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher limit in effect prior to that date.
(g)	Amount is less than $0.005.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From					Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets at End of Period (000's)	Portfolio Turnover(b)

Emerging Markets Great Consumer Fund
Class A
Year Ended April 30, 2017	$10.44	(0.06)	(c)	1.44	1.38		—	—	—	$11.82	13.22%	1.56%	(d)	(0.51)%	2.05%	$15,047	55%
Year Ended April 30, 2016	$13.05	(0.07)	(c)	(2.54)	(2.61)		—	—	—	$10.44	(20.00)%	1.70%		(0.68)%	1.92%	$20,970	68%
Year Ended April 30, 2015	$11.76	(0.05)	(c)	1.40	1.35		—	(0.06)	(0.06)	$13.05	11.53%	1.77%	(e)	(0.39)%	2.10%	$23,701	63%
Year Ended April 30, 2014	$12.11	(0.03)		(0.32)	(0.35)		—	—	—	$11.76	(2.89)%	1.85%		(0.51)%	2.53%	$38,988	29%
Year Ended April 30, 2013	$10.71	(0.05)	(c)	1.45	1.40		—	—	—	$12.11	13.07%	1.85%		(0.47)%	3.67%	$14,799	56%

Class C
Year Ended April 30, 2017	$10.00	(0.13)	(c)	1.37	1.24		—	—	—	$11.24	12.40%	2.32%	(d)	(1.24)%	2.80%	$13,616	55%
Year Ended April 30, 2016	$12.60	(0.15)	(c)	(2.45)	(2.60)		—	—	—	$10.00	(20.63)%	2.45%		(1.44)%	2.67%	$20,246	68%
Year Ended April 30, 2015	$11.44	(0.15)	(c)	1.37	1.22		—	(0.06)	(0.06)	$12.60	10.71%	2.49%	(e)	(1.28)%	2.80%	$23,875	63%
Year Ended April 30, 2014	$11.87	(0.08)		(0.35)	(0.43)		—	—	—	$11.44	(3.62)%	2.60%		(1.17)%	3.43%	$13,112	29%
Year Ended April 30, 2013	$10.58	(0.13)	(c)	1.42	1.29		—	—	—	$11.87	12.19%	2.60%		(1.19)%	5.06%	$5,441	56%

Class I
Year Ended April 30, 2017	$10.57	(0.03)	(c)	1.46	1.43		—	—	—	$12.00	13.53%	1.32%	(d)	(0.25)%	1.73%	$116,917	55%
Year Ended April 30, 2016	$13.19	(0.05)	(c)	(2.57)	(2.62)		—	—	—	$10.57	(19.86)%	1.45%		(0.45)%	1.59%	$137,602	68%
Year Ended April 30, 2015	$11.85	(0.04)	(c)	1.44	1.40		—	(0.06)	(0.06)	$13.19	11.86%	1.48%	(e)	(0.33)%	1.69%	$170,275	63%
Year Ended April 30, 2014	$12.18	0.02		(0.35)	(0.33)		—	—	—	$11.85	(2.71)%	1.60%		(0.05)%	2.30%	$58,622	29%
Year Ended April 30, 2013	$10.75	(0.02)	(c)	1.45	1.43		—	—	—	$12.18	13.30%	1.60%		(0.15)%	3.36%	$23,229	56%

Asia Great Consumer Fund
Class A
Year Ended April 30, 2017	$11.27	(0.05)	(c)	1.21	1.16		—	—	—	$12.43	10.29%	1.56%	(d)	(0.48)%	2.17%	$5,886	39%
Year Ended April 30, 2016	$14.35	(0.12)	(c)	(2.83)	(2.95)		—	(0.13)	(0.13)	$11.27	(20.60)%	1.70%		(0.97)%	1.98%	$9,599	57%
Year Ended April 30, 2015	$11.30	(0.15)	(c)	3.35	3.20		—	(0.15)	(0.15)	$14.35	28.48%	1.72%	(e)	(1.15)%	2.81%	$12,079	33%
Year Ended April 30, 2014	$11.21	(0.07)	(c)	0.16	0.09		—	—	—	$11.30	0.80%	1.80%		(0.65)%	3.85%	$1,910	35%
Year Ended April 30, 2013	$9.56	(0.08)	(c)	1.73	1.65		—	—	—	$11.21	17.26%	1.80%		(0.85)%	5.38%	$1,714	77%

Class C
Year Ended April 30, 2017	$10.79	(0.14)	(c)	1.17	1.03		—	—	—	$11.82	9.55%	2.32%	(d)	(1.25)%	2.96%	$4,339	39%
Year Ended April 30, 2016	$13.85	(0.20)	(c)	(2.73)	(2.93)		—	(0.13)	(0.13)	$10.79	(21.20)%	2.45%		(1.76)%	2.83%	$7,133	57%
Year Ended April 30, 2015	$10.99	(0.24)	(c)	3.25	3.01		—	(0.15)	(0.15)	$13.85	27.55%	2.47%	(e)	(1.92)%	3.54%	$6,601	33%
Year Ended April 30, 2014	$10.99	(0.13)	(c)	0.13	—	(f)	—	—	—	$10.99	0.00%	2.55%		(1.18)%	5.61%	$1,528	35%
Year Ended April 30, 2013	$9.46	(0.15)	(c)	1.68	1.53		—	—	—	$10.99	16.17%	2.55%		(1.59)%	8.15%	$578	77%

Class I
Year Ended April 30, 2017	$11.41	(0.03)	(c)	1.24	1.21		—	—	—	$12.62	10.60%	1.32%	(d)	(0.26)%	1.79%	$47,355	39%
Year Ended April 30, 2016	$14.49	(0.09)	(c)	(2.86)	(2.95)		—	(0.13)	(0.13)	$11.41	(20.40)%	1.45%		(0.72)%	1.61%	$70,026	57%
Year Ended April 30, 2015	$11.38	(0.13)	(c)	3.39	3.26		—	(0.15)	(0.15)	$14.49	28.81%	1.47%	(e)	(0.98)%	1.88%	$99,745	33%
Year Ended April 30, 2014	$11.27	(0.01)	(c)	0.12	0.11		—	—	—	$11.38	0.98%	1.55%		(0.13)%	2.98%	$18,067	35%
Year Ended April 30, 2013	$9.60	(0.06)	(c)	1.73	1.67		—	—	—	$11.27	17.40%	1.55%		(0.61)%	3.57%	$13,438	77%

(a)	Total Return reflects any fee waivers or reimbursement during the applicable period and would have been lower in their absence.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Calculated using the average shares method.
(d)

The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2016 and the higher limit in effect prior to that date. See Note 4 to the financial statements for additional discussion.

(e)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.
(f)	Amount is less than $0.005.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets at End of Period (000's)	Portfolio Turnover(b)

Global Dynamic Bond Fund
Class A
Year Ended April 30, 2017	$10.22	0.25	(c)	0.12	0.37	(0.26)	—	—	(0.26)	$10.33	3.69%	1.15%		2.45%	3.84%	$585	81%
Year Ended April 30, 2016	$10.36	0.28	(c)	(0.18)	0.10	(0.24)	—	—	(0.24)	$10.22	0.99%	1.15%		2.75%	5.26%	$577	94%
Year Ended April 30, 2015	$10.18	0.23	(c)	0.16	0.39	(0.20)	—	(0.01)	(0.21)	$10.36	3.87%	1.15%		2.25%	5.17%	$573	106%
Year Ended April 30, 2014	$10.50	0.23	(c)	(0.28)	(0.05)	(0.19)	(0.08)	—	(0.27)	$10.18	(0.43)%	1.15%		2.28%	5.80%	$552	137%
Year Ended April 30, 2013	$9.98	0.25	(c)	0.49	0.74	(0.20)	(0.02)	—	(0.22)	$10.50	7.44%	1.18%	(d)	2.40%	6.33%	$538	128%

Class C
Year Ended April 30, 2017	$10.18	0.17	(c)	0.13	0.30	(0.19)	—	—	(0.19)	$10.29	2.93%	1.90%		1.70%	4.59%	$584	81%
Year Ended April 30, 2016	$10.32	0.20	(c)	(0.18)	0.02	(0.16)	—	—	(0.16)	$10.18	0.20%	1.90%		2.00%	5.95%	$572	94%
Year Ended April 30, 2015	$10.15	0.15	(c)	0.16	0.31	(0.13)	—	(0.01)	(0.14)	$10.32	3.11%	1.90%		1.50%	5.65%	$617	106%
Year Ended April 30, 2014	$10.48	0.15	(c)	(0.28)	(0.13)	(0.12)	(0.08)	—	(0.20)	$10.15	(1.21)%	1.90%		1.53%	6.41%	$568	137%
Year Ended April 30, 2013	$9.98	0.17	(c)	0.49	0.66	(0.14)	(0.02)	—	(0.16)	$10.48	6.62%	1.93%	(d)	1.65%	7.05%	$566	128%

Class I
Year Ended April 30, 2017	$10.23	0.27	(c)	0.13	0.40	(0.29)	—	—	(0.29)	$10.34	3.93%	0.90%		2.66%	1.88%	$15,351	81%
Year Ended April 30, 2016	$10.37	0.30	(c)	(0.17)	0.13	(0.27)	—	—	(0.27)	$10.23	1.27%	0.90%		3.00%	2.10%	$11,210	94%
Year Ended April 30, 2015	$10.18	0.26	(c)	0.16	0.42	(0.22)	—	(0.01)	(0.23)	$10.37	4.20%	0.90%		2.49%	2.00%	$10,865	106%
Year Ended April 30, 2014	$10.51	0.25	(c)	(0.29)	(0.04)	(0.21)	(0.08)	—	(0.29)	$10.18	(0.28)%	0.90%		2.52%	2.42%	$11,944	137%
Year Ended April 30, 2013	$9.98	0.27	(c)	0.50	0.77	(0.22)	(0.02)	—	(0.24)	$10.51	7.74%	0.93%	(d)	2.64%	2.88%	$13,124	128%

(a)	Total Return reflects any fee waivers or reimbursement during the applicable period and would have been lower in their absence.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Calculated using the average shares method.
(d)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2012 and the higher limit in effect prior to that date.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2017

1.  Organization

Mirae Asset Discovery Funds (the "Trust") is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As of April 30, 2017, the Trust is comprised of the following five funds: Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund, Asia Great Consumer Fund and Global Dynamic Bond Fund. Each may be referred to individually as a "Fund" and collectively as the "Funds."

Each Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of shares. Class A Shares of the Funds have a maximum sales charge of 5.75% (4.50% for Class A Shares of Global Dynamic Bond Fund) as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation

The Funds record investments at fair value. Fair value is defined as the value that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their last sale price on the relevant exchange as of the close of regular trading on that exchange. All equity securities that are not traded on a listed exchange or automated quotation system are valued at the last sale price at the close of the US market (i.e., usually the close of the regular trading on the New York Stock Exchange (“NYSE”)) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, "fair value" of the security will be determined in accordance with fair value procedures approved by the Board of Trustees of the Trust (the “Board”, and the members thereof, the “Trustees”).

Fixed-income securities, other than US Government and agency securities, are generally valued by using valuation methodologies from an independent pricing service. Such services typically utilize multiple sources in an effort to obtain market color, which includes but is not limited to, observed transactions, credit quality information, perceived market movements, news, and other relevant information. These sources become the building blocks for establishing an effective modeling application, otherwise known as "matrix pricing." US Government and agency securities are valued at the mean of the bid and asked quotes for those instruments. Fixed-income securities maturing within 60 days may be valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In the absence of available quotations fixed income securities will be priced at fair value determined in accordance with fair value procedures approved by the Board.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise fair value will be determined in accordance with fair value procedures approved by the Board.

The Funds may invest in American Depositary Receipts ("ADRs") as well as other "hybrid" forms of depositary receipts, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country.

Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.

Futures contracts are generally valued at the daily quoted settlement prices established by the exchange on which they are traded.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2017

Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the "Manager") determines that the closing market prices do not represent the securities' current value because of an intervening "significant event") will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security's trading has been halted or suspended, when the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates the net asset value. The Manager believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be "fair valued" by an independent pricing service or by the Manager's Valuation Committee, in accordance with a valuation policy approved by the Board, to take those factors into account.

Each Fund uses fair value pricing to seek to ensure that such Fund's net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security's valuation may differ depending on the method used for determining value. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's net asset value by short term traders.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

•

Level 1 — quoted prices in active markets for identical assets

•

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation procedures noted previously, equity securities, exchange-traded funds (including foreign equity securities), rights and futures contracts are generally categorized as a Level 1 security in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security). Fixed-income securities (including foreign bonds) are generally categorized as Level 2 securities in the fair value hierarchy.

A summary of the valuations as of April 30, 2017, based upon the three levels defined above, are identified below for each Fund.

	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Fund
Common Stocks	$22,012,307	$—	$—	$22,012,307
Preferred Stock	124,514	—	—	124,514
Total Investments	$22,136,821	$—	$—	$22,136,821

Asia Fund
Common Stocks	$13,675,825	$—	$—	$13,675,825
Total Investments	$13,675,825	$—	$—	$13,675,825

Emerging Markets Great Consumer Fund
Common Stocks	$142,553,132	$—	$—	$42,553,132
Preferred Stock	1,750,566	—	—	1,750,566
Total Investments	$144,303,698	$—	$—	$44,303,698

Asia Great Consumer Fund
Common Stocks	$57,152,730	$—	$—	$57,152,730
Total Investments	$57,152,730	$—	$—	$57,152,730

Global Dynamic Bond Fund
Corporate Bonds	$—	$1,232,435	$—	$1,232,435
Exchange Traded Funds	670,875	—	—	670,875
Foreign Bonds	—	603,894	—	603,894
U.S. Treasury Obligations	—	4,845,944	—	4,845,944
Yankee Dollar Bonds	—	8,415,042		8,415,042
Total Investments	$670,875	$15,097,315	$—	$15,768,190

Other Financial Instruments*
Futures Contracts	$(5,426)	$—	$—	$(5,426)
Total Investments	$665,449	$15,097,315	$—	$15,762,764

*   Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2017

The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. For the year ended April 30, 2017, there were no transfers between Levels 1, 2, or 3. For the year ended April 30, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Foreign Currency Transactions

The accounting records of the Funds are maintained in US dollars. Non-US dollar denominated amounts are translated into US dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

i)   value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)   purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Investment income from non-US sources received by a Fund is generally subject to non-US withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable US income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discount.  Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

Each of the Funds (except the Global Dynamic Bond Fund) intends to declare and distribute net investment income at least annually, if any. The Global Dynamic Bond Fund declares and distributes dividends from net investment income on a monthly basis. In addition, each Fund intends to distribute net realized capital gains, if any, annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (PFICs)) do not require a reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

Each Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to make timely distributions in order to avoid tax liability.

Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds' financial statements.

3.  Derivatives

Futures Contracts

The Global Dynamic Bond Fund may engage in transactions in futures contracts, which are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The Fund may enter into futures contracts in an effort to hedge against market risks. In addition, the Global Dynamic Bond Fund may enter into currency forward futures contracts, which are financial contracts

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2017

to trade a specific foreign currency at an agreed exchange rate at a future date, generally under a standing binding agreement which may be traded on US and non-US exchanges. A currency forward futures contract will generally reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased.

Upon purchasing or selling a futures contract, the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each date thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day, or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability of the Manager to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. During the year ended April 30, 2017, the Global Dynamic Bond Fund had limited activity in these transactions. The notional amount of futures contracts outstanding was $0.4 million as of April 30, 2017. The monthly average notional amount for these contracts was $0.1 million for the year ended April 30, 2017.

During the year ended April 30, 2017, the effect of derivative instruments on the Fund's Statements of Operations were as follows:

Change in Unrealized Appreciation/Depreciation on
Derivatives Recognized
Global Dynamic Bond Fund
Interest Rate Risk Exposure	$(5,426)

4.  Transactions with Affiliates and other Servicing Arrangements

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement between the Manager and the Trust (the "Investment Management Agreement"). Under this agreement, each Fund pays the Manager a fee, accrued daily and payable monthly, at an annualized rate of the average daily net assets of each Fund as listed below:

Emerging Markets Fund	1.05%
Asia Fund	1.00%
Emerging Markets Great Consumer Fund	1.05%
Asia Great Consumer Fund	1.00%
Global Dynamic Bond Fund	0.65%

The Manager, with respect to each of Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund and Asia Great Consumer Fund, has entered into a sub-management agreement with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong” or the “Sub-Manager”) to manage all or a portion of the investments of each Fund.

The Manager has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) through August 31, 2017 as follows:

	Class A		Class C		Class I
Emerging Markets Fund	1.50%	*	2.25%	*	1.25%	*
Asia Fund	1.50%	*	2.25%	*	1.25%	*
Emerging Markets Great Consumer Fund	1.50%	*	2.25%	*	1.25%	*
Asia Great Consumer Fund	1.50%	*	2.25%	*	1.25%	*
Global Dynamic Bond Fund	1.15%		1.90%		0.90%

* Limit in effect as of August 28, 2016. Prior to that date, the expense limitation for this share class was 0.20% higher than that stated above.

Waivers and reimbursements under this agreement are accrued daily and paid monthly.

Additionally, pursuant to the expense limitation agreement, each Fund has agreed to repay amounts waived or reimbursed by the Manager with respect to such Fund for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Board, and amounts recaptured under the plan, if any, are limited to the lesser of (i) the expense limitation in effect at the time of the waiver or reimbursement and (ii) the expense limitation in effect at the time of the recapture. As of April 30, 2017, the repayments that may potentially be made by the Funds are as follows:

	Expires 4/30/18	Expires 4/30/19	Expires 4/30/20	Total
Emerging Markets Fund	$238,162	$250,725	$192,681	$681,568
Asia Fund	251,202	237,924	221,569	710,695
Emerging Markets Great Consumer Fund	359,080	321,529	677,501	1,358,110
Asia Great Consumer Fund	245,334	211,610	362,809	819,753
Global Dynamic Bond Fund	172,222	175,385	136,688	484,295

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2017

Citi Fund Services Ohio, Inc. ("Citi"), a wholly owned subsidiary of Citibank, N.A., serves as the Trust's administrator and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Trust, on behalf of the Funds.

FIS Investor Services LLC (“FIS) serves as transfer agent for the Funds under a transfer agency agreement and receives fees for their services.

Citi also receives fees for certain additional services and reimbursement for out-of-pocket expenses. Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held.

The Funds have an uncommitted $10,000,000 demand line of credit facility with Citibank, N.A.; borrowings under this facility bear interest at rates determined at the time of such borrowings, if any. During the year ended April 30, 2017, the borrowings were as follows:

	Amount	Date of Borrowing		Interest
	Borrowed	Start	End	Rate
Emerging Markets Fund	$800,000	May 4, 2016	May 31, 2016	1.405%
	150,000	September 21, 2016	September 28, 2016	1.458
	700,000	January 18, 2017	January 25, 2017	1.722
	700,000	January 25, 2017	January 27, 2017	1.694
	700,000	March 14, 2017	March 21, 2017	1.818

Asia Fund	1,000,000	May 27, 2016	June 13, 2016	1.407
	200,000	February 6, 2017	February 13, 2017	1.722
	150,000	February 8, 2017	February 15, 2017	1.720
	150,000	February 15, 2017	February 23, 2017	1.720
	250,000	February 16, 2017	March 13, 2017	1.720
	400,000	February 23, 2017	February 28, 2017	1.720
	400,000	February 28, 2017	March 10, 2017	1.719
	100,000	March 1, 2017	March 10, 2017	1.720
	300,000	March 2, 2017	March 13, 2017	1.731
	800,000	March 6, 2017	March 15, 2017	1.721
	800,000	March 22, 2017	March 30, 2017	1.947
	800,000	March 30, 2017	April 6, 2017	1.957
	125,000	April 21, 2017	April 27, 2017	1.990

Emerging Markets Great Consumer Fund	4,500,000	October 6, 2016	October 14, 2016	1.459
	1,000,000	October 14, 2016	October 19, 2016	1.455
	1,000,000	December 20, 2016	December 27, 2016	1.705
	1,700,000	December 21, 2016	January 4, 2017	1.715
	1,000,000	February 2, 2017	February 9, 2017	1.721
	300,000	March 13, 2017	March 17, 2017	1.731

Asia Great Consumer Fund	6,000,000	May 4, 2016	June 6, 2016	1.407
	600,000	October 31, 2016	November 7, 2016	1.460
	2,000,000	November 25, 2016	December 2, 2016	1.490
	1,700,000	January 5, 2017	January 12, 2017	1.719
	2,400,000	March 9, 2017	March 17, 2017	1.818
	900,000	March 17, 2017	March 24, 2017	1.946
	100,000	March 22, 2017	March 31, 2017	1.948
	100,000	March 29, 2017	April 6, 2017	1.949
	300,000	March 31, 2017	April 21, 2017	1.944
	1,100,000	April 11, 2017	April 21, 2017	1.952
	550,000	April 21, 2017	April 26, 2017	1.317

Interest charged under this facility during the year ended April 30, 2017 are identified as line of credit fees on the accompanying Statements of Operations.

Funds Distributor, LLC (the "Distributor") serves as the distributor of each Fund. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The distributor received commissions from the sale of Class A and Class C Shares of the Funds during the year ended April 30, 2017 as follows:

	Class A	Class C
Emerging Markets Fund	$327	$—
Asia Fund	72	—
Emerging Markets Great Consumer Fund	8,842	—
Asia Great Consumer Fund	269	—

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2017

For the year ended April 30, 2017, the brokerage commissions paid by each Fund to broker/dealers affiliated with the Manager on the execution of each Fund's purchases and sales of portfolio investments are as follows:

	Name of Affiliate Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
Emerging Markets Fund	Mirae Asset Securities (Hong Kong) Ltd.	$1,345
Asia Fund	Mirae Asset Securities (Hong Kong) Ltd.	4,475
Emerging Markets Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	5,504
Asia Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	5,911

Under the Fund Compliance and AML Services Agreement with the Trust, Foreside Fund Officer, LLC, an affiliate of the Distributor, provided a Chief Compliance Officer ("CCO") and an Anti-Money Laundering (“AML”) Compliance Officer as well as certain additional compliance support functions. Expenses incurred by each Fund are reflected on the Statements of Operations as "Compliance services fees". This agreement ceased on January 31, 2017. Effective February 1, 2017, the Manager is providing a CCO and an AML Compliance Officer to the Trust as well as related compliance services. The Funds make no separate payment for the services.

Certain additional Officers and Trustees of the Trust are officers of the Manager or Citi and receive no compensation from the Funds for such services.

5.  Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2017 were as follows:

	Purchases	Sales
Emerging Markets Fund	$22,566,397	$8,639,566
Asia Fund	24,650,752	38,832,050
Emerging Markets Great Consumer Fund	87,055,973	131,053,302
Asia Great Consumer Fund	28,169,079	65,056,431
Global Dynamic Bond Fund	9,970,930	8,941,265

The cost of US government security purchases and the proceeds from the sale of US government securities (excluding securities maturing less than one year from acquisition) during the period ended April 30, 2017 were as follows:

	Purchases	Sales
Global Dynamic Bond Fund	$3,360,143	$1,874,421

6.  Investment Risks

Asset Allocation Risk

The Fund's ability to achieve its investment objective will depend, in part on the investment manager's ability to select the best asset allocation of assets across the various developed and emerging markets. This is a risk that the manager's evaluations and assumptions may be incorrect in view of actual market conditions.

Concentration Risk

Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified fund. The Schedules of Portfolio Investments provide information on each Fund's holdings, including industry and/or geographical composition, as relevant.

Credit Risk

The issuer of a fixed income security or the counterparty to a contract, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Emerging Markets Risks

The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in great price volatility; (iii) certain national policies that may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds' loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2017

Equity Securities Risk

Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company's financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Exchange-Traded Funds (ETFs) Risk

The Fund may invest in bond ETFs, which generally are passive investment vehicles. When the Fund purchases shares of an ETF, shareholders will bear both their proportionate share of the Fund's expenses and, indirectly, a portion of the ETF's expenses.

Fixed Income Securities Risk

Bonds tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

Foreign Securities Risk

Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

Growth Investing Risk

Investments in growth focused companies may be more volatile than other stocks or the market as a whole.  Growth focused companies may be in early stages of business development or have smaller market capitalizations causing their securities to be more sensitive to economic downturns in the broader market.  The price of securities issued by growth-focused companies may be more sensitive to the companies' current or expected earnings.

7.  Federal Income Tax Information

At April 30, 2017, the Funds had net capital loss carryforwards ("CLCFs") for federal income tax purposes which are not subject to expiration and which are available to reduce the future capital gain distributions to shareholders:

	Short-Term Amount	Long-Term Amount	Total
Emerging Markets Fund	$845,698	$—	$845,698
Asia Fund	1,710,036	452,749	2,162,785
Emerging Markets Great Consumer Fund	26,756,825	—	26,756,825
Asia Great Consumer Fund	7,083,272	2,511,332	9,594,604
Global Dynamic Bond Fund	1,997	—	1,997

During the year ended April 30, 2017, the following Funds utilized CLFSs to offset realized capital gains:

Amount
Emerging Markets Fund	$148,218
Global Dynamic Bond Fund	201,684

Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:

	Post October Loss Deferred	Post October Currency Loss Deferred and Late Year Ordinary Loss Deferred	Total
Asia Fund	$69,786	$49,268	$119,054
Emerging Markets Great Consumer Fund	698,878	314,968	1,013,846
Asia Great Consumer Fund	5,739,356	149,837	5,889,193

As of April 30, 2017, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Net Investment Income	Accumulated Net Realized Gains	Paid in Capital
Emerging Markets Fund	$36,425	$3,899	$(40,324)
Asia Fund	16,956	110,008	(126,964)
Emerging Markets Great Consumer Fund	1,145,637	431,479	(1,577,116)
Asia Great Consumer Fund	491,195	140,611	(631,806)
Global Dynamic Bond Fund	(2,042)	2,042	—

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2017

The tax character of distributions paid to shareholders during the tax year ended April 30, 2017 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Global Dynamic Bond Fund	$352,168	$—	$352,168	$—	$352,168

As of April 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) (a)	Total Accumulated Earnings (Deficit)
Emerging Markets Fund	$—	$(845,698)	$1,398,128	$552,430
Asia Fund	—	(2,281,839)	1,440,310	(841,529)
Emerging Markets Great Consumer Fund	—	(27,770,670)	17,270,601	(10,500,069)
Asia Great Consumer Fund	—	(15,483,797)	5,814,978	(9,668,819)
Global Dynamic Bond Fund	11,882	(1,997)	322,906	332,791

(a) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

At April 30, 2017, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Fund	$20,706,885	$1,641,625	$(211,689)	$1,429,936
Asia Fund	12,175,460	1,939,605	(439,240)	1,500,365
Emerging Markets Great Consumer Fund	126,876,838	21,337,451	(3,910,591)	17,426,860
Asia Great Consumer Fund	51,254,077	7,726,232	(1,827,579)	5,898,653
Global Dynamic Bond Fund	15,445,289	331,815	(8,914)	322,901

8.  Control Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of April 30, 2017, the Funds have individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), and representing ownership as follows:

Beneficial Ownership
Emerging Markets Fund	34%
Asia Fund	76%
Emerging Markets Great Consumer Fund	79%
Asia Great Consumer Fund	63%
Global Dynamic Bond Fund	61%

9.  Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and concluded no such events require recognition or disclosure in these financial statements, except as follows:

On June 20, 2017, the Board approved a recommendation from the Manager to close the Global Dynamic Bond Fund with a liquidating redemption to all shareholders. Management expects this closure to occur during August 2017.

Mirae Asset Discovery Funds
April 30, 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Mirae Asset Discovery Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Mirae Asset Discovery Funds (the “Funds”) comprised of the Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund, Asia Great Consumer Fund, and Global Dynamic Bond Fund as of April 30, 2017, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or period indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mirae Asset Discovery Funds as of April 30, 2017, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or period indicated therein, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

June 26, 2017

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2017

Board of Trustees:
Name and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held

Independent Trustees:

Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971 (Professor Emeritus since 2015).	5

Director of Adams Diversified Equity Fund; Director of Adams Natural Resources Fund; Director of Credit Suisse Asset Management Funds (two closed-end funds, eight open-end funds and one variable annuity fund, each an investment company) from 1990 to 2017; Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Credit Suisse Next Investors, LLC (private investment company); Director of Credit Suisse Park View BDC, Inc. (private business development company) from 2015 to 2016; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

John F. McNamara (1942)	Trustee and Chairman of the Board	2010 to present	Retired	5	None

Keith M. Schappert (1951)	Trustee and Chairman of the Nominating and Governance Committee	2010 to present	President of Schappert Consulting LLC (investment industry consulting) since 2008.	5

Director of The Common fund (investment management); Director of Calamos Asset Management, Inc. (investment management) from August 2012 to March 2017; Director of the Angel Oak Flexible Income Fund (investment management); Director of Metropolitan Series Fund, Inc. from August 2009 to June 2015 (investment management); Director of Met Investors Series Trust from April 2012 to June 2015 (investment management).

Interested Trustees:

Peter T.C. Lee (1965)	Trustee	2016 to present	Chief Executive Officer and Chief Investment Officer of Mirae Asset Global Investments (USA) LLC since November 2016 and Head of Emerging Markets Investment Strategist from February 2011 to May 2012; Executive Managing Director (Chief Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. From May 2012 to November 2016.	5	None

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2017

Officers:

Name and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Peter T.C. Lee (1965)	President	August 2016 to present

Chief Executive Officer and Chief Investment Officer of Mirae Asset Global Investments (USA) LLC since November 2016 and Head of Emerging Markets Investment Strategist from February 2011 to May 2012; Executive Managing Director (Chief Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. from May 2012 to November 2016.

Robert Shea (1966)	Vice President Secretary	August 2016 to present March 2013 to August 2016

Chief Operating Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Finance and Operations from July 2009 to March 2013; Director and Executive Vice President of Horizons ETFs Management (USA) LLC since 2012; Chief Financial Officer of Gradient Partners, LP from September 2004 to June 2009.

Thomas Calabria (1968)	Secretary Chief Compliance Officer	August 2016 to present February 2017 to present

Chief Compliance Officer of Mirae Asset Global Investments LLC since May 2014 and Horizons ETFs Management (USA) LLC since May 2014; Chief Compliance Officer of Burnham Asset Management from 2007 to 2014 and Burnham Investors Trust from 2006 to 2014.

Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.

*  The business address of each Trustee and Officer is 625 Madison Avenue, 3rd Floor, New York, NY 10022.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free (888) 335-3417 or at http://investments.miraeasset.us.

Mirae Asset Discovery Funds

To Make Investments

Regular Mail:	Mirae Asset Discovery Funds P.O. Box 183165 Columbus, Ohio 43218-3165

Express, Registered or Certified Mail:	Mirae Asset Discovery Funds 4400 Easton Commons, Suite 200 Columbus, Ohio 43219

Phone Number:	(888) 335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the "Trust"). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.miraeasset.com.

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-335-3417; and on the Securities and Exchange Commission's website at sec.gov. Information regarding how each Fund (or the Funds) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-335-3417, and on the Trust's website at http://investment.miraeasset.us.

The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission's website at sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.

04/17

Item 2. Code of Ethics.

(a)

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

(b)

During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2016 and April, 30 2017, the aggregate fees billed by Ernst & Young LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)	Audit Fees:

	2016	$96,400
	2017	$60,795

	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

	2016	$0
	2017	$0

(c)	Tax Fees:

	2016	$26,200
	2017	$26,950

Represents the aggregate tax fee billed for professional services rendered by Ernst & Young, LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2016 and 2017 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)	All Other Fees:

	2016	$0
	2017	$0

For the fiscal years ended April 30, 2017 and April 30, 2016, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)

Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable

(g)

For the fiscal years ended April 30, 2017 and April 30, 2016, the Aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $26,950 and $26,200, respectively.

(h)	Not applicable

Item 5.

 Audit Committee of Listed Registrants.

Not applicable.

Item 6.

 Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)

Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(b)

A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mirae Asset Discovery Funds

By (Signature and Title)	/s/ Peter T.C. Lee
Peter T.C. Lee, President and Principal Executive Officer

Date	June 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter T.C. Lee
Peter T.C. Lee, President and Principal Executive Officer

Date	June 22, 2017

By (Signature and Title)	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial and Accounting Officer

Date	June 22, 2017